UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

__________________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

POSTAL REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

75 Columbia Avenue
Cedarhurst, NY 11516

April 30, 2021

Dear Fellow Stockholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Postal Realty Trust, Inc. (the “Company” or “PSTL”). The Annual Meeting will be held at 10:00 a.m. Eastern Time on June 18, 2021 at the Company’s corporate office at 75 Columbia Avenue, Cedarhurst, NY 11516. Details of the business to be presented at the Annual Meeting can be found in this Proxy Statement.

Your vote is important. We encourage you to review the proxy materials and hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend in person. Instructions regarding the three methods of voting are contained in the proxy card or voting instruction card.

On behalf of the Board of Directors, we thank you for your ongoing support and investment in our Company.

Sincerely,

Andrew Spodek
Chief Executive Officer and Director

75 Columbia Avenue
Cedarhurst, NY 11516

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 a.m. (Eastern Time) on June 18, 2021
PLACE	75 Columbia Avenue, Cedarhurst, NY 11516
ITEMS OF BUSINESS

(1)    To consider and vote upon the election of five directors nominated by our Board of Directors, each to serve until the 2022 Annual Meeting and until his or her successor is duly elected and qualifies;

(2)    To consider and vote upon the ratification of the appointment of BDO USA, LLP as the independent registered public accounting firm for PSTL for the fiscal year ending December 31, 2021;

(3)    To consider and vote upon an amendment to our equity incentive plan to provide for an automatic annual increase (not to exceed 10% of our fully diluted shares) in the number of shares of our Class A common stock available for awards made thereunder, as more particularly described in the accompanying proxy statement; and

(4)    To transact such other business as may properly be brought before the Annual Meeting and any adjournment, postponement or continuation thereof.

RECORD DATE

In order to vote, you must have been a stockholder of record at the close of business on April 23, 2021 (the “Record Date”) or a holder of a valid proxy from a stockholder of record as of the Record Date.

ADMISSION TO MEETING

Only PSTL’s stockholders of record as of the close of business on the Record Date and beneficial owners who hold a legal proxy from the record owner as of the close of business on the Record Date may attend the Annual Meeting. Proof of ownership of our Class A common stock or Class B common stock, along with personal identification (such as a driver’s license or passport), must be presented in order to be admitted to the meeting. For further information on admission, please refer to the question entitled “What do I need to do to attend the meeting in person?” on page 3 of the Proxy Statement which follows this notice.

PROXY MATERIALS

On or about April 30, 2021, we will begin mailing the proxy materials, which are comprised of: (i) this notice, (ii) the Proxy Statement, with accompanying annual letter, (iii) the proxy card and (iv) the Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Instructions on how to authorize a proxy to vote your shares over the Internet, by telephone or by mail, which requires no additional postage if mailed in the U.S., will be included on the proxy card or voting instruction card.

PROXY VOTING

Whether or not you plan to attend the Annual Meeting, your vote is important and we encourage you to vote promptly.

It is important that your shares are represented and voted at the Annual Meeting. You may authorize your proxy to vote your shares over the Internet, by telephone or by signing and returning the proxy card in the enclosed envelope, as described on the proxy card accompanying this notice and the attached proxy statement. You may revoke your proxy and vote in person at the Annual Meeting by (1) executing and submitting a later dated proxy card that is received prior to 5:00 p.m., Eastern Time, on June 17, 2021, (2) subsequently authorizing a proxy over the Internet or by telephone, (3) sending a written revocation of your proxy to the Company’s Corporate Secretary at its principal executive offices or (4) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy.

We cordially invite you to attend the meeting, but regardless of whether you plan to be present, please authorize your proxy in one of the following ways:

(1)    VISIT THE WEBSITE noted on your proxy card to authorize your proxy via the Internet;

(2)    USE THE TOLL-FREE TELEPHONE NUMBER shown on your proxy card (this is a free call in the U.S.); or

(3)    MARK, SIGN, DATE AND PROMPTLY RETURN your proxy card in the envelope provided, which requires no additional postage if mailed in the U.S.

Any proxy may be revoked by you at any time prior to its exercise at the meeting.
CHANGE IN PLACE OF MEETING

We currently intend to hold our Annual Meeting in person. However, we are actively monitoring information about the coronavirus (COVID-19), and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or we deem it inadvisable to hold the Annual Meeting in person or at the originally scheduled date, time and location, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication, and we will issue a press release and file such announcement as definitive additional soliciting material with the SEC. Please monitor our website at https://www.postalrealtytrust.com for updated information. If we decide to hold the meeting solely by means of remote communication, you will be able to attend our annual meeting through a telephone number at this location on our website using your control number, which is included in the proxy card sent to you or, if you are a beneficial owner who did not receive such number, may be obtained upon request to the broker, bank, or other nominee that holds your shares. As always, we strongly encourage you to vote your shares by proxy prior to the annual meeting.

By Order of the Board of Directors, _________________________________ Jeremy Garber President, Treasurer and Secretary April 30, 2021

75 Columbia Avenue
Cedarhurst, NY 11516

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2021:

The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2020 are also available on Postal Realty Trust, Inc.’s website, http://www.postalrealtytrust.com. Information on or connected to this website is not deemed to be a part of this Proxy Statement.

i

75 Columbia Avenue
Cedarhurst, NY 11516

2021 ANNUAL MEETING OF STOCKHOLDERS

Postal Realty Trust, Inc. is furnishing this Proxy Statement in connection with our solicitation of proxies to be voted at our 2021 Annual Meeting of Stockholders (the “Annual Meeting”). We will hold the Annual Meeting at the Company’s Corporate Office at 75 Columbia Avenue, Cedarhurst, NY 11516, on Friday, June 18, 2021 at 10:00 a.m. Eastern Time, and any postponements, continuations or adjournments thereof. We are providing this Proxy Statement and the enclosed proxy card to our stockholders commencing on or about April 30, 2021.

Unless the context suggests otherwise, references in this Proxy Statement to “Postal Realty,” “PSTL,” “Company,” “we,” “us” and “our” are to Postal Realty Trust, Inc., a Maryland corporation, together with our consolidated subsidiaries, including Postal Realty LP, a Delaware limited partnership of which we are the sole general partner and through which we conduct substantially all of our business (our “Operating Partnership”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:

•        The election of five directors nominated by our Board of Directors (our “Board of Directors”) and listed in this Proxy Statement to serve until the 2022 Annual Meeting and until their successors are duly elected and qualify;

•        The appointment of BDO USA, LLP as our independent registered public accounting firm for 2021;

•        An amendment to our equity incentive plan to provide for an automatic increase in the number of shares of our Class A common stock available for awards made thereunder; and

•        Such other business as may properly come before the Annual Meeting or any adjournment, continuation or postponement thereof.

We completed our initial public offering (our “IPO”) in May 2019, and we qualify as (i) an “emerging growth company” as defined in Section 3(a)(80) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) a “smaller reporting company” as defined in Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). As a result, under Schedule 14A of the Exchange Act, we are exempt from the requirement to include in this Proxy Statement stockholder advisory votes on certain executive compensation matters, such as “say on pay” and “say on frequency” and we qualify for certain scaled executive compensation requirements applicable to emerging growth companies and smaller reporting companies.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on April 23, 2021, the record date for the Annual Meeting (the “Record Date”), or their duly authorized proxies are entitled to attend and vote at the Annual Meeting.

If you hold your shares through a bank, broker or other nominee and intend to vote in person at the Annual Meeting, you will need to provide a legal proxy from your bank, broker or other holder of record.

What are the voting rights of stockholders?

Subject to the provisions of our charter regarding the restrictions on transfer and ownership of shares of our Class A common stock, $0.01 par value per share (our “Class A common stock”), and our Class B common stock, $0.01 par value per share (our “Voting Equivalency stock,” and together with our Class A common stock, our “Common Stock”) and except as may otherwise be specified in the terms of any class or series of common stock, each outstanding share of Class A common stock entitles the holder to one vote and each outstanding share of Voting Equivalency stock entitles the holder to fifty (50) votes on all matters submitted to a vote of stockholders, including the election of directors, and, except as provided with respect to any other class or series of capital stock, the holders of shares of Class A common stock and Voting Equivalency stock vote together as a single class, and possess the exclusive voting power, provided that the holders of Voting Equivalency stock have exclusive voting power with respect to an amendment to the charter that would materially and adversely affect any right or voting power of the Voting Equivalency stock. Our Voting Equivalency stock is designed to provide Mr. Spodek and his affiliates voting rights proportional to their economic interest in our Company, which they currently hold through units of limited partnership in our Operating Partnership, or OP Units. There is no cumulative voting in the election of our Company’s directors..

How many shares are outstanding?

At the close of business on April 23, 2021, 13,343,616 shares of Class A common stock and 27,206 shares of Voting Equivalency Stock were issued and outstanding.

What constitutes a quorum?

The presence in person or by proxy of the stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC (“AST”), our transfer agent and registrar, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

If you are a “street name” holder, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares in person; however, in order to vote your shares in person, you must provide us with a legal proxy from your bank, broker or other stockholder of record.

How do I vote?

You do not need to attend the Annual Meeting in person in order to have your shares voted at the Annual Meeting. If you are a registered stockholder, meaning that your shares are registered in your name, you have four voting options. You may authorize a proxy to vote your shares:

•        over the Internet at the web address noted in the proxy card you received (if you have access to the Internet, we encourage you to vote in this manner);

•        by telephone using the number noted on the proxy card you received; or

•        by signing and dating your proxy card and mailing it in the prepaid, preaddressed envelope enclosed therewith.

In addition, you may vote by attending the Annual Meeting and voting in person.

Please carefully follow the directions in the proxy card you received. Proxies submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Time, on June 17, 2021. Proxies submitted by mail must be received by the Company by 5:00 p.m. Eastern Time, on June 17, 2021.

Can I vote my shares in person at the meeting?

If you are a “stockholder of record,” you may vote your shares in person at the meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or nominee, giving you the right to vote the shares at the meeting.

What do I need to do to attend the meeting in person?

Proof of stock ownership and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the meeting in person. If you wish to attend the Annual Meeting and vote in person, you may contact our Investor Resources at (516) 232-8900. Only stockholders who owned our Common Stock as of the close of business on April 23, 2021 are entitled to attend the meeting.

•        If your shares are registered in your name and you owned our Common Stock as of the close of business on April 23, 2021, you only need to provide some form of government-issued photo identification for admission.

•        If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the meeting if you bring a recent bank or brokerage statement showing that you owned shares of our Common Stock on April 23, 2021.

As indicated herein, we currently intend to hold our Annual Meeting in person. However, we are actively monitoring information about COVID-19 and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or we deem it inadvisable to hold the Annual Meeting in person or at the originally scheduled date, time and location, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication, and we will issue a press release and file such announcement as definitive additional soliciting material with the SEC. Please monitor our website at https://www.postalrealtytrust.com for updated information. If we decide to hold the meeting solely by means of remote communication, you will be able to attend our annual meeting through a telephone number at this location on our website using your control number, which is included in the proxy card sent to you or, if you are a beneficial owner who did not receive such number, may be obtained upon request to the broker, bank, or other nominee that holds your shares. As always, we strongly encourage you to vote your shares by proxy prior to the annual meeting.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with our transfer agent and/or with a broker, bank or other nominee. You will need to vote separately with respect to each proxy card you received. Please vote all of the shares you own.

Can I change my vote after I have mailed in my proxy card?

You may revoke your proxy by doing one of the following:

•        by sending a written notice of revocation to our Secretary at 75 Columbia Avenue, Cedarhurst, NY 11516 so it is received prior to the meeting, stating that you revoke your proxy;

•        by signing a later-dated proxy card and submitting it so it is received prior to the meeting in accordance with the instructions included in the proxy card(s); or

•        by attending the Annual Meeting and voting your shares in person. Attendance at the Annual Meeting will not, by itself, revoke a duly executed proxy.

How may I vote for each proposal?

Proposal 1 —

In the election of the five director nominees, you may vote “FOR” all nominees, “WITHOLD” your vote as to all nominees, or “FOR” all nominees except those specific nominees from whom you “WITHHOLD” your vote. If a quorum is present at the Annual Meeting, each director will be elected by the vote of a plurality of the votes cast with respect to that director nominee’s election. Under the plurality standard, the number of individuals equal to the number of directorships to be filled who receive more votes than other nominees are elected to the board, regardless of whether they receive a majority of votes cast. Abstentions and broker non-votes, if any, are not treated as votes cast and thus will have no effect on the outcome of the vote on the election of directors, although they will be considered present for the purpose of determining the presence of a quorum. Under our Bylaws (as defined below), cumulative voting is not permitted.

Proposal 2 —

In the ratification of BDO USA, LLP as our independent registered public accounting firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If a quorum is present at the Annual Meeting, the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2021 will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes, if any, are not treated as votes cast and thus will have no effect on the outcome of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Proposal 3 —

In the approval of the amendment to our equity incentive plan, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If a quorum is present, the proposal to approve an amendment to our equity incentive plan to provide for an automatic annual increase in the number of shares of our Class A common stock available for awards made thereunder will be approved if the votes cast in favor of the proposal exceed the sum of (i) the votes cast against the proposal and (ii) abstentions, if any. Broker non-votes, if any, are not treated as votes cast and thus will have no effect on the outcome of the vote on this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

None of the proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our Charter.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors unanimously recommends that you vote:

Proposal 1 —	For all of the Board of Directors’ five nominees for election as director.
Proposal 2 —	For the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2021.
Proposal 3 —

For the proposal to approve an amendment to our equity incentive plan to provide for an automatic annual increase in the number of shares of our Class A common stock available for awards made thereunder.

What if I authorize a proxy without specifying a choice on any given matter at the Annual Meeting?

If you are a stockholder of record as of the Record Date and you properly authorize a proxy (whether by Internet, telephone or mail) without specifying a choice on any given matter to be considered at the Annual Meeting, the proxy holders will vote your shares according to the Board of Directors’ recommendation on that matter. If you are a stockholder of record as of the Record Date and you fail to authorize a proxy or vote in person, assuming that a quorum is present at the Annual Meeting, it will have no effect on the result of the vote on any of the matters to be considered at the Annual Meeting.

What if I hold my shares through a broker, bank or other nominee?

If you hold your shares through a broker, bank or other nominee, under the rules of the New York Stock Exchange (the “NYSE”), your broker or other nominee may not vote with respect to certain proposals unless you have provided voting instructions with respect to that proposal.

How are abstentions and broker non-votes treated?

A “broker non-vote” occurs when a bank, broker or other holder of record holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Pursuant to Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum.

Under the rules of the NYSE, brokerage firms may have the discretionary authority to vote their customers’ shares of Common Stock on certain routine matters for which they do not receive voting instructions, including the ratification of independent auditors, and thus brokers may vote at their discretion on Proposal 2 if they do not receive voting instructions from you on Proposal 2. Under the rules of the NYSE, Proposal 1 and Proposal 3 are not considered “routine” matters for purposes of broker discretionary voting and therefore brokers may not vote on Proposal 1 or Proposal 3 if they do not receive voting instructions from you on Proposal 1 or Proposal 3.

What if I return my proxy card but do not provide voting instructions?

If you return a signed proxy card but do not provide voting instructions, your shares will be voted by the proxies identified in the proxy card as follows:

Proposal 1 —	For all of the Board of Directors’ five nominees for election as director.
Proposal 2 —	For the proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for 2021.
Proposal 3 —

For the proposal to approve an amendment to our equity incentive plan to provide for an automatic annual increase in the number of shares of our Class A common stock available for awards made thereunder.

What happens if additional matters are presented at the Annual Meeting?

We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.

Who will count the votes?

A representative of Broadridge Financial Solutions, Inc. (“Broadridge”) or one of its affiliates will act as the inspector of election and will tabulate votes.

Who pays the cost of this proxy solicitation?

We will pay the cost of preparing, assembling and mailing the proxy materials. We have retained Broadridge to assist us in the distribution of proxy materials and the passive solicitation of proxies. We expect to pay Broadridge approximately $35,000 in the aggregate for services rendered, including passively soliciting proxies, reviewing of proxy materials, disseminating of brokers’ search cards, distributing proxy materials, operating online and phone voting systems, receiving executed proxies and tabulation of results. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. MacKenzie Partners, Inc. will assist the Company with the solicitation of proxies for a fee not to exceed $12,500 and reimbursement of its reasonable expenses in connection with the solicitation of proxies.

How do I submit a stockholder proposal for inclusion in the proxy materials for next year’s annual meeting, and what is the deadline for submitting a proposal?

In order for a stockholder proposal to be properly submitted pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) for presentation at our 2022 Annual Meeting and included in the proxy material for next year’s annual meeting, we must receive written notice of the proposal at our executive offices by December 31, 2021. A stockholder nomination of a person for election to our Board or a proposal for consideration at our 2022 Annual Meeting of Stockholders not intended to be included in our proxy statement pursuant to Rule 14a-8 must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws (our “Bylaws”). Pursuant to our Bylaws, we must receive timely notice of the nomination or other proposal in writing by not later than 5:00 p.m., Eastern Time, on December 31, 2021, nor earlier than December 1, 2021. However, in the event that the 2022 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2021 Annual Meeting of Stockholders, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting or the 10th day following the date of the first public announcement of the meeting.

Proposals should be sent via registered, certified or express mail to: 75 Columbia Avenue, Cedarhurst, NY 11516, Attention: Jeremy Garber, President, Treasurer and Secretary. For more information regarding stockholder proposals, see “Stockholder Proposals and Nominations” below.

If I share my residence with another stockholder, how many copies of the proxy materials should I receive?

We are sending only a single set of the proxy materials to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family, unless we have received instructions to the contrary from any stockholder at that address. This practice is known as “householding” and is permitted by rules adopted by the SEC and Maryland law. This practice reduces the volume of duplicate information received at your household and helps us to reduce costs. Each stockholder will continue to receive a separate proxy card or voting instructions card. We will deliver promptly, upon written request or oral request, a separate copy of: (i) the Notice of 2021 Annual Meeting of Stockholders, (ii) the Proxy Statement, with the accompanying annual letter, or (iii) the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report on Form 10-K”), as applicable, to a stockholder at a shared address to which a single copy of the documents were previously delivered. If you received a single set of these documents for your household for this year, but you would prefer to receive your own copy, you may direct requests for separate copies in the future to the following address: Broadridge Financial Solutions, Inc. by telephone at 1-800-542-1061 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are a stockholder who receives multiple copies of our proxy materials, you may request householding by contacting us in the same manner and requesting a householding consent form.

What if I consent to have one set of materials mailed now but change my mind later?

You may withdraw your householding consent at any time by contacting Broadridge at the address and phone number provided above. We will begin sending separate copies of stockholders’ communications to you within 30 days of receipt of your instructions.

The reason I receive multiple sets of materials is because some of the shares belong to my children. What happens if they move out and no longer live in my household?

When we receive notice of an address change for one of the members of the household, we will begin sending separate copies of stockholder communications directly to the stockholder at his or her new address. You may notify us of a change of address by contacting Broadridge at the address and phone number provided above.

Other Information

The Annual Report on Form 10-K is available at www.sec.gov and accompanies this Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2020 (the “Annual Report to Stockholders”). However, the Annual Report to Stockholders forms not part of the material for the solicitation of proxies.

The Annual Report on Form 10-K may also be accessed through our website at http://www.postalrealtytrust.com by clicking on the “Investor Resources” link. At the written request of any stockholder who owns our Common Stock as of the close of business on the Record Date, we will provide, without charge, additional paper copies of our Annual Report on Form 10-K, including the financial statements and financial statement schedule, as filed with the SEC, except exhibits thereto. If requested by eligible stockholders, we will provide copies of the exhibits for a reasonable fee. You can request copies of our Annual Report on Form 10-K by mailing a written request to:

Postal Realty Trust, Inc.
75 Columbia Avenue
Cedarhurst, NY 11516
Attention: Secretary

PROPOSAL NO. 1. ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors, provided that there shall never be less than the minimum number required by Maryland law, nor more than 15. The Board of Directors has fixed the number of directors at five. All directors are elected until the next annual meeting of stockholders and until their successors are duly elected and qualify. The Board of Directors, upon the recommendation of its Corporate Governance and Compensation Committee, has nominated Patrick R. Donahoe, Barry Lefkowitz, Jane Gural-Senders, Anton Feingold and Andrew Spodek for election at the Annual Meeting for a term to expire at the annual meeting of stockholders in 2022 and until their successors are duly elected and qualify.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

It is the intention of the persons named in the enclosed proxy, in the absence of a contrary direction, to vote for the election of all of the nominees named in Proposal No. 1. Should any of the nominees become unable or refuse to accept nomination or election as a director, the persons named as proxies intend to vote for the election of such other person as the Corporate Governance and Compensation Committee may recommend or our Board of Directors may reduce the number of directors to be elected at the Annual meeting. The Board of Directors knows of no reason why any of the nominees might be unable or refuse to accept nomination or election.

Nominees for Election

Information is set forth below regarding each of our Board of Directors’ five nominees.

Name	Age	Position(s)
Patrick R. Donahoe	65	Independent Chairman of the Board of Directors
Barry Lefkowitz	59	Independent Director
Jane Gural-Senders	72	Independent Director
Anton Feingold	41	Independent Director
Andrew Spodek	45	Chief Executive Officer and Director

Patrick R. Donahoe

Patrick R. Donahoe, 65, was named the 73rd Postmaster General of the United States in October 2010, serving until his retirement in 2015. Mr. Donahoe was a 39-year veteran of the USPS, starting as a postal clerk in Pittsburgh, PA in 1975. Prior to his appointment as Postmaster General, Mr. Donahoe served as the 19th Deputy Postmaster General. Mr. Donahoe has a degree in economics from the University of Pittsburgh and an MBA from the Massachusetts Institute of Technology. Mr. Donahoe is also a director of SG360, an industry-leading print and direct marketing solutions provider.

Mr. Donahoe brings to our Board of Directors valuable prior experience as the Postmaster General of the United States and his 39-year career with the USPS.

Barry Lefkowitz

Barry Lefkowitz, 59, has served as the President and Chief Executive Officer of Huntington Road Advisors LLC, a real estate investment and advisory firm, since 2014, and is the Co-Founder of HMC Real Estate Services LLC, an investment and management firm focused on value-add industrial and flex/office properties. He is a member of the board of ShopOne Centers REIT Inc. a leading owner, operator and manager of high-quality grocery-anchored shopping centers. Beginning in 2017 through March 2019, Huntington Road Advisors LLC provided advisory services to the Postal Group, LLC, an entity owned by Mr. Spodek and his mother. In 2016, Mr. Lefkowitz served as Interim Chief Financial Officer of Brixmor Property Group Inc. (NYSE:BRX), owner of the nation’s largest wholly-owned portfolio of grocery-anchored community and neighborhood shopping centers. He previously served as Executive

Vice President and Chief Financial Officer of Mack-Cali Realty Corporation (NYSE:CLI) from 1996 to 2014 where he was responsible for overseeing the company’s investor relations activities as well as strategic financial planning and forecasting, financial accounting and reporting, and capital markets activities. Additionally, Mr. Lefkowitz led the company’s property management and asset management operations beginning in 2004. He served as a Vice President at Mack-Cali Realty Corporation from 1994 to 1997. Prior to joining Mack-Cali Realty Corporation, Mr. Lefkowitz served as a Senior Manager at Deloitte LLP, specializing in real estate. He is a graduate of Brooklyn College and a member of the American Institute of Certified Public Accountants.

Mr. Lefkowitz brings to our Board of Directors his prior experience in a variety of management, financial and accounting roles at other public companies.

Jane Gural-Senders

Jane Gural-Senders, 72, is executive director and principal of GFP Real Estate LLC, a family real estate company, which owns and manages a portfolio of approximately 50 properties comprising over 11 million square feet primarily in the New York City metropolitan area. The firm also handles third-party services for over 20 properties comprising over 3 million square feet. She is a past president of the Gural JCC (Greater Five Towns, Long Island, NY) and presently is a member of the board of that organization. She also is a board member of the American Associates Ben-Gurion University of the Negev (AABGU); The Flatiron of 23rd Street Partnership Business Improvement District; and the Real Estate Committee for the Yeshiva University. Ms. Senders graduated from New York University with a Master of Social Work degree.

Ms. Gural-Senders brings to our Board of Directors valuable experience in commercial real estate and leasing.

Anton Feingold

Anton Feingold, 41, is a Managing Director and Associate General Counsel in the Legal Group of Ares Management. He also serves as General Counsel, Vice President and Secretary of Ares Commercial Real Estate Corporation (NYSE: ACRE), Assistant Secretary of Ares Management Corporation (NYSE: ARES) and Vice President and Assistant Secretary of CION Ares Diversified Credit Fund. Prior to joining Ares Management in 2014, Mr. Feingold was an attorney with Clifford Chance LLP, where he was a member of the firm’s capital markets and real estate departments, specializing in corporate finance and real estate transactions, as well as general securities law, corporate and regulatory matters. Mr. Feingold graduated from University of Birmingham with a Bachelor of Laws (LL.B Honors) and received a Postgraduate Diploma in Legal Practice at BPP University in London, England.

Mr. Feingold brings to our Board of Directors valuable legal experience in the real estate and real estate capital markets areas.

Andrew Spodek

Andrew Spodek, 45, is our chief executive officer and is a member of our Board of Directors. Mr. Spodek was the founder and CEO of our predecessor management entity, Nationwide Postal Management, Inc., or NPM, one of our predecessor entities. Mr. Spodek has over 20 years of experience exclusively focused on investing in and managing post office properties. Prior to founding NPM, Mr. Spodek led acquisitions and property management for his family’s private real estate investment activities. Mr. Spodek sits on the Board of Directors of the Association of United States Postal Lessors. Mr. Spodek earned an M.S. in Real Estate from New York University and a B.B.A. in Finance & International Management from Boston University.

Mr. Spodek brings to our Board of Directors extensive experience acquiring and managing post office properties and his extensive experience and relationships with postal property owners.

Board of Directors and Committees

Our shares of Class A common stock are listed on the NYSE under the symbol “PSTL” and we are subject to the NYSE listing standards. We have adopted corporate governance guidelines and charters for the Audit Committee and Corporate Governance and Compensation Committee of the Board of Directors intended to satisfy NYSE listing standards. We have also adopted a code of business conduct and ethics for our directors and officers intended to satisfy NYSE listing standards and the definition of a “code of ethics” set forth in applicable Securities and Exchange Commission (the “SEC”) rules. Our corporate governance guidelines, code of ethics and these charters are available on our website at http://www.postalrealtytrust.com.

We operate under the direction of our Board of Directors. Our Board of Directors is responsible for the overall management and control of our affairs, including the investment decisions involving the acquisitions of properties. Our Board of Directors has approved our objectives and strategies on investments and borrowing. The directors may establish further written objectives and strategies on investments and borrowings, or modify existing strategies and objectives, and will monitor our administrative procedures, investment operations and performance.

We currently have five directors, four of whom our Board of Directors have determined are independent directors under standards established by the SEC and the NYSE. Our independent directors are Patrick R. Donahoe, Barry Lefkowitz, Jane Gural-Senders and Anton Feingold. Directors are elected annually by our stockholders, and there is no limit on the number of times a director may be elected to office. Each director serves until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

Role of the Board of Directors in Risk Oversight

One of the key functions of our Board of Directors is informed oversight of our risk management process. Our Board of Directors administers this oversight function directly, with support from its two standing committees, the Audit Committee and the Corporate Governance and Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Corporate Governance and Compensation Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct, and assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Commitment to Good Corporate Governance

We believe a company’s reputation for integrity and serving its stockholders responsibly is critical. We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•        Our Board of Directors is not classified, with each of our directors subject to election annually;

•        Of the five persons who serve on our Board of Directors, our Board of Directors has determined that four of our directors satisfy the listing standards for independence of the NYSE and Rule 10A-3 under the Exchange Act;

•        One of our directors qualifies as an “audit committee financial expert” as defined by the SEC;

•        We comply with the requirements of the NYSE listing standards, including having board committees comprised solely of independent directors;

•        We have opted out of the business combination and control share acquisition statutes in the MGCL;

•        We do not have a stockholder rights plan;

•        Our chairman of the Board of Directors is separate from our Chief Executive Officer;

•        Our Board of Directors and its committees conduct annual self-evaluations;

•        Our independent directors hold regular executive sessions without management present, presided over by our independent Chairman;

•        Although we have dual class stock, our Voting Equivalency stock is designed to provide Mr. Spodek and his affiliates voting rights proportional to their economic interest in our company, which they currently hold through OP Units received in connection with our formation transactions;

•        We do not allow our management or directors to engage in hedging transactions in our stock or to pledge our stock; and

•        We do not provide our management with pensions or any other enhanced benefit programs.

Our directors stay informed about our business by attending meetings of our Board of Directors and its committees and through supplemental reports and communications.

The Board of Directors currently has a standing Audit Committee and Corporate Governance and Compensation Committee. The directors who serve on these committees and the current chairman of these committees are set forth below:

Board Member	Audit	Corporate Governance and Compensation	Board
Andrew Spodek			X
Patrick R. Donahoe	X		Chairman
Anton Feingold	X	Chairman	X
Barry Lefkowitz	Chairman	X	X
Jane Gural-Senders		X	X

The Board of Directors held a total of thirteen (13) meetings during 2020. The number of meetings held by each committee and the Board of Directors during 2020 is set forth below:

	Audit	Corporate Governance and Compensation	Board
Number of Meetings	7	7	13

During fiscal year 2020, all incumbent directors who served in fiscal year 2020 attended at least 75% of the aggregate of:

•        the total number of meetings of the Board of Directors held during the period for which the director had been a director; and

•        the total number of meetings held by all committees of the Board of Directors on which the director served during the periods that the director served.

Our corporate governance guidelines provide that directors are invited and encouraged to attend our annual meeting of stockholders.

Annual Board Evaluations

Pursuant to our corporate governance guidelines and the charter of the Corporate Governance and Compensation Committee, the Corporate Governance and Compensation Committee oversees an annual evaluation of the performance of the Board and each committee of the Board. The evaluation process is designed to assess the overall effectiveness of the Board and its committees and to identify opportunities for improving the operations and procedures of the Board and each committee. The process is meant to solicit ideas from directors about (i) improving prioritization of issues, (ii) improving quality of management presentations, (iii) improving quality of Board or committee discussions on key matters, (iv) identifying specific issues that should be discussed in the future, and (v) identifying any other matters of importance to the functioning of the Board or committee. The annual evaluations are generally conducted in the second quarter of each calendar year and the results of the annual evaluation are reviewed and discussed by the Board.

Anti-Hedging Policy

The Company has an anti-hedging policy applicable to directors, officers, and employees. The policy prohibits directors, officers, and employees from engaging in, among other things, short sales, hedging or monetization transactions, such as forward sale contracts, equity swaps, collars, and transactions with exchange funds, or trading in puts, calls, or options, or other derivative securities with respect to the Company’s securities. The Company believes that prohibiting these types of transactions will help ensure that the economic interests of all directors, officers, and employees will not differ from the economic interests of the Company’s stockholders. In addition, the Company has an anti-pledging policy that prohibits directors, officers, and employees from pledging the Company’s shares as collateral for a loan or holding Company shares in a margin account.

Board of Directors Committees

Our Board of Directors has established two standing committees: an Audit Committee and a Corporate Governance and Compensation Committee. The principal functions of each committee are described below. We intend to comply with the listing requirements and other rules and regulations of the NYSE, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.

Audit Committee

Our Audit Committee is comprised of Patrick R. Donahoe, Anton Feingold and Barry Lefkowitz, with Barry Lefkowitz serving as chairman. We believe that Barry Lefkowitz qualifies as an “audit committee financial expert” as that term is defined by the applicable SEC regulations and NYSE corporate governance listing standards. Our Board of Directors has determined that each of the Audit Committee members is independent in compliance with applicable SEC and NYSE rules and “financially literate” as that term is defined by the NYSE corporate governance listing standards. Our Audit Committee charter, which is available on our corporate website at http://www.postalrealtytrust.com, details the principal functions of the Audit Committee, including oversight related to:

•        our accounting and financial reporting processes;

•        the integrity of our consolidated financial statements and financial reporting process;

•        our systems of disclosure controls and procedures and internal control over financial reporting;

•        our compliance with financial, legal and regulatory requirements;

•        the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

•        the performance of our internal audit function; and

•        our overall risk profile, including cybersecurity and data privacy.

The Audit Committee is also responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement.

Corporate Governance and Compensation Committee

Our Corporate Governance and Compensation Committee is comprised of Anton Feingold, Barry Lefkowitz and Jane Gural-Senders, with Anton Feingold serving as chairman. Our Corporate Governance and Compensation Committee is composed only of directors who are independent in compliance with NYSE rules. In fulfilling its responsibilities, the Corporate Governance and Compensation Committee is permitted to form and delegate authority to subcommittees when appropriate. Our Corporate Governance and Compensation Committee charter, which is available on our corporate website at http://www.postalrealtytrust.com, details the principal functions of the Corporate Governance and Compensation Committee, including:

•        identifying and recommending to the full Board of Directors qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;

•        developing and recommending to the Board of Directors corporate governance guidelines and implementing and monitoring such guidelines;

•        reviewing and making recommendations on matters involving the general operation of the Board of Directors, including board size and composition, and committee composition and structure;

•        recommending to the Board of Directors nominees for each committee of the Board of Directors;

•        annually facilitating the assessment of the Board of Directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards;

•        overseeing the Board of Directors’ evaluation of management;

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

•        reviewing and approving the compensation of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

In identifying and recommending nominees for directors, the Corporate Governance and Compensation Committee may consider, among other factors: whether the individual meets the requirements for independence; the individual’s general understanding of the various disciplines relevant to the success of a publicly-traded company in today’s business environment; the individual’s understanding of the Company’s business and markets; and the individual’s professional expertise and educational background. Nominees recommended by stockholders will be evaluated in the same manner as those recommended by our Corporate Governance and Compensation Committee.

Corporate Responsibility and Sustainability

We recognize the importance of environmental, social and governance (“ESG”) issues and incorporate ESG considerations into our business practices and decision-making processes. We believe the growth and sustainability of our business depends on a broad array of factors, including a continuing focus on investments in our people, ethics and integrity, and corporate responsibility.

Environmental Responsibility

•        Application of energy efficient measures in the PSTL corporate office

•        Program in place to convert all lights and fixtures to LED within the PSTL portfolio

•        Constructed PSTL corporate headquarters with enhanced air filtration and water conservation to provide a healthy environment for our workforce

Social Responsibility

•        Focused on ensuring PSTL employee welfare, health, and development in the corporate office

•        Commitment to diversity & inclusion in the PSTL workplace

•        Offer PSTL employees a competitive, comprehensive benefit package and regular training sessions to promote education

Corporate Governance

•        100% of C-Suite incentive compensation elected to be received in restricted stock or long term incentive units of our Operating Partnership (“LTIP units”)

•        Non-Executive Chairman of the Board, 80% of the Board of Directors are independent directors, and 20% of the Board of Directors are female

•        Reporting and disclosure with an emphasis on transparency

Human Capital Resource Management

As of December 31, 2020, we employed 25 full-time employees. All of our employees are employed by our corporate office in Cedarhurst, New York

As of December 31, 2020, 24% of our employees, 20% of our named executive officers and key employees (defined as all employees with a title of vice president and higher) and 20% of the members of our Board of Directors were female.

We endeavor to maintain workplaces that are free from discrimination or harassment on the basis of color, race, sex, national origin, ethnicity, religion, age, disability, sexual orientation, gender identification or expression or any other status protected by applicable law. The basis for recruitment, hiring, development, training, compensation and advancement at the Company is qualifications, performance, skills and experience. We believe our employees are fairly compensated, and compensation and promotion decisions are made without regard to gender, race and ethnicity. Employees are routinely recognized for outstanding performance.

Covid-19 Health and Safety

In response to the COVID-19 pandemic, we promptly transitioned all of our employees to remote working, without significant impact to productivity. We organized training programs to ensure that all employees were prepared to complete tasks remotely. At our corporate office, we provide cleaning supplies and facial coverings to all employees and visitors who chose to work in the office, among other safety measures to help reduce the potential transmission of the disease.

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020:

•        The Audit Committee of the Board of Directors of PSTL, or the Audit Committee, has reviewed and discussed the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020 with PSTL’s management and BDO USA, LLP, the Company’s independent registered public accounting firm;

•        Prior to the commencement of the audit, the Audit Committee discussed with the Company’s management and independent registered public accounting firm the overall scope and plans for the audit. The Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their audit and reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements.

•        The Audit Committee has discussed with PSTL’s independent registered public accounting firm, BDO USA, LLP, the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the Securities Exchange Commission;

•        The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP the independence of BDO USA, LLP and satisfied itself as to BDO USA, LLP’s independence; and

•        Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors of PSTL that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020.

The Audit Committee has provided this report. This report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), and the Exchange Act, except to the extent PSTL specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors:
Barry Lefkowitz, Chairman
Patrick R. Donahoe
Anton Feingold

Board Leadership Structure

The Board of Directors believes that it is in the best interests of the Company that the roles of Chief Executive Officer and Chairman of the Board of Directors be separated in order for the individuals to focus on their primary roles. The Company’s Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board of Directors provides guidance to the Company’s Chief Executive Officer, presides over meetings of the full Board of Directors and sets the agenda for Board of Directors meetings.

Code of Business Conduct and Ethics

Our code of business conduct and ethics applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:

•        honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•        full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•        compliance with applicable laws, rules and regulations;

•        prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•        accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of business conduct and ethics for our executive officers or directors must be approved by a majority of our independent directors, and any such waiver shall be promptly disclosed as required by law or NYSE regulations. Our code of ethics is publicly available on our website at http://www.postalrealtytrust.com and in print to any stockholder who requests a copy.

Corporate Governance Guidelines

Our Board of Directors adopted corporate governance guidelines that serve as a flexible framework within which our Board of Directors and its committees operate. These guidelines cover a number of areas including the size and composition of our Board of Directors, Board of Directors membership criteria and director qualifications, director responsibilities, Board of Directors agenda, roles of the Chairman of the Board of Directors and chief executive officer, meetings of independent directors, committee responsibilities and assignments, Board of Directors member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. Our Corporate Governance and Compensation Committee reviews our corporate governance guidelines at least once a year and, if necessary, recommend changes to our Board of Directors. Additionally, our Board of Directors adopted independence standards as part of our corporate governance guidelines. A copy of our corporate governance guidelines is posted on our website at http://www.postalrealtytrust.com.

Communications with the Board of Directors

Stockholders and other interested parties who wish to communicate with the Board of Directors or any of its committees may do so by writing to the Chairman of the Board, Board of Directors of Postal Realty Trust, Inc., c/o Secretary, 75 Columbia Avenue, Cedarhurst, New York 11516. The Secretary will review all communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board of Directors and its committees are to be forwarded to the Chairman of the Board. Communications that relate to matters that are within the scope of responsibility of one of the Board committees are also to be forwarded to the chairman of the appropriate committee. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

PROPOSAL NO. 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

On April 28, 2021, the Audit Committee approved appointing BDO USA, LLP to serve as PSTL’s independent public accountants for the fiscal year ending December 31, 2021. BDO USA, LLP has served as our independent public accountants since 2017.

We are asking our stockholders to ratify the appointment of BDO USA, LLP as our independent registered public accountants for our fiscal year ending December 31, 2021. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the appointment of BDO USA, LLP to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of PSTL. A representative of BDO USA, LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPOINTMENT OF BDO USA, LLP TO AUDIT THE FINANCIAL STATEMENTS OF PSTL FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

Audit Fees

The following table presents the aggregate fees billed by BDO USA, LLP for each of the services listed below for the years ended December 31, 2020 and 2019.

	2020	2019
Audit Fees(1)	$1,205,301	$840,512
Audit-Related Fees(2)	—	61,500
Tax Fees	—	—
All Other Fees	—	—
Total	$1,205,301	$902,012

____________

(1)      Audit fees consisted of the aggregate fees billed for professional services rendered by BDO USA, LLP in connection with its audit of our consolidated and combined consolidated financial statements, reviews of our quarterly reports on Form 10-Q, preparation of consents and certain additional services associated with our initial public offering and follow-on offerings.

(2)      Audit-related fees consisted of fees related to audits completed under Rule 3-14 of Regulation S-X for an acquisition.

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the Audit Committee of that public company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X are met. All of the audit and audit-related services described above were pre-approved by the Audit Committee and, as a consequence, such services were not provided pursuant to a waiver of the pre-approval requirement set forth in this Rule. The Audit Committee charter provides guidelines for the pre-approval of independent auditor services. All of the audit and audit-related services described above were completed by full-time, permanent employees of BDO USA, LLP.

PROPOSAL NO. 3. APPROVAL OF AN AMENDMENT TO OUR EQUITY INCENTIVE PLAN TO provide for an automatic annual INCREASE in THE NUMBER OF SHARES OF OUR CLASS A COMMON STOCK AVAILABLE FOR AWARDS MADE THEREUNDER

Introduction

Our equity incentive plan (the “equity incentive plan”) was adopted in May 2019 in connection with our initial public offering. The equity incentive plan permits the grants of stock options, stock awards, stock appreciation rights, performance units, incentive awards, other equity-based awards (including LTIP units) and dividend equivalents in connection with the grant of performance units and other equity-based awards. A total of 541,584 shares of Class A common stock were authorized for issuance under the equity incentive plan. The Board of Directors believes that the equity incentive plan has benefited the Company by assisting in recruiting and retaining the services of individuals with ability and initiative and by aligning the interests of such individuals with the interests of the Company and its stockholders. On April 28, 2021, the Board of Directors amended the equity incentive plan, subject to the approval of stockholders (the “Amendment”). The Board of Directors determined that it was in the best interest of the Company and our stockholders to adopt the Amendment in light of (1) the significant participation by our management, directors and employees in our Amended and Restated Alignment of Interest Program (described below), therefore resulting in a diminishing number of shares available and reserved for issuance under the equity incentive plan (the “Plan Pool”) due to management, directors and employees electing to receive LTIP units and/or restricted shares of Class A common stock in lieu of cash compensation, and (2) our continued desire to utilize our equity to obtain, attract, retain and incentivize qualified employees and directors.

Currently, our equity incentive plan authorizes a maximum number of 1,291,584 shares for issuance, including LTIP units and restricted shares of Class A common stock awarded to our management, directors and employees for electing to receive such equity in lieu of cash compensation under our Amended and Restated Alignment of Interest Program and the original Alignment of Interest Program (the “Award Shares”).

As of April 23, 2021, the remaining shares of our Class A common stock available under the equity incentive plan for future issuance was approximately 522,506 and these shares were reserved for both long-term incentive grants as well as Award Shares. Based on the Company’s historic equity usage, including the issuing of Award Shares from the Plan Pool, the Board of Directors determined that all of the authorized shares of common stock reserved under the equity incentive plan would be issued before our 2023 annual stockholder meeting.

The Amendment revises the equity incentive plan to solely provide for an automatic increase annually in the number of shares available for issuance under the Plan Pool. If approved by our stockholders, the Plan Pool will equal ten percent (10%) of our fully diluted shares (including securities convertible into shares of our Class A common stock such as OP Units, LTIP units and restricted stock units) outstanding on the last day of the immediately preceding fiscal year. The current number of shares of Class A common stock that may be issued under our equity incentive plan is 1,291,584 shares. For illustration purposes only, if the fully diluted share count as of December 31, 2021 is 16,401,250 (i.e., the fully diluted share count as of April 23, 2021) and the Amendment is approved at the 2021 Annual Meeting, the maximum number of shares issuable would be increased to 1,640,125 from 1,291,584. In effect, the Amendment will increase the Plan Pool: i) immediately upon approval, to one-tenth of the Company’s fully diluted share count as of December 31, 2020, and ii) thereafter, annually on January 1 by one-tenth of the increase of the Company’s fully diluted share count during the prior calendar year. We believe this change is necessary because we use and intend to continue to use Plan Pool shares for long-term incentive compensation and Award Shares on an annual basis.

In determining whether to automatically increase the equity incentive plan’s share authorization annually, the Board of Directors considered anticipated share usage over the upcoming years for equity-based awards given past equity grant practices, the expected growth of the Company over the next upcoming years, the size of the proposed increase relative to the Company’s implied equity market capitalization and the Company’s understanding of its investors’ perceptions of the appropriate size of the increase in the equity incentive plan’s share authorization. Our usage of shares issued under the Plan Pool is significantly higher than other similar companies due to our management, directors and employees electing to take a significant portion of their cash compensation in the form of LTIP units and/or restricted shares of Class A common stock. Without the automatic annual increase, the shares reserved for issuance under the equity incentive plan likely will be insufficient to cover anticipated grants under the equity incentive plan during future years while the equity incentive plan remains in effect, and the equity incentive plan’s goals of recruiting, retaining, and motivating talented employees and aligning their interests with those of our stockholders will be more difficult to meet. The Board of Directors believes that the automatic annual increase included in the Amendment will be sufficient to provide competitive equity grants to eligible employees and directors and continue issuing Award Shares without being overly dilutive. In the event that our stockholders do not approve the Amendment at the 2021 Annual Meeting, we expect that the limits on our ability to issue shares through our equity incentive program in the future may adversely affect our ability to attract and retain highly qualified executives, directors and other key employees, and could eliminate an important tool to align their interests with those of our stockholders.

A copy of the Amendment is included as Exhibit A to this proxy statement; and a summary of the material features of the equity incentive plan is included below. The summaries of the Amendment and the equity incentive plan herein are qualified in their entirety by reference to the text of the Amendment and the equity incentive plan.

Summary of the Equity Incentive Plan

Administration of our Equity Incentive Plan

Our equity incentive plan is administered by the Corporate Governance and Compensation Committee of our Board of Directors, except that our equity incentive plan is administered by our Board of Directors with respect to awards made to non-employee directors. This summary uses the term “administrator” to refer to the Corporate Governance and Compensation Committee, our Board of Directors or their authorized delegates, as applicable. The administrator approves all terms of awards under our equity incentive plan. The administrator also determines who will receive grants under our equity incentive plan and the terms of each grant; provided that a director who is not an employee may not receive awards for more than $500,000 in any calendar year.

Eligibility

All of our employees and employees of our subsidiaries and affiliates, including our operating partnership, are eligible to receive grants under our equity incentive plan. In addition, our independent directors and individuals who perform services for us and our subsidiaries and affiliates, including individuals who perform services for our operating partnership, may receive grants under our equity incentive plan. Only common-law employees are eligible to receive awards of incentive stock options. As of April 23, 2021, there were approximately 30 employees, 4 non-employee directors and 2 consultants with whom we have a relationship eligible to participate in the equity incentive plan.

Share Authorization

The number of shares of Class A common stock that may be issued under our equity incentive plan is 1,291,584 shares. For illustration purpose only, if the fully diluted share count as of December 31, 2021 is 16,401,250 (i.e., the fully diluted share count of as of April 23, 2021) and the Amendment is approved at the 2021 Annual Meeting, the maximum number of shares issuable under the Plan Pool would be increased to 1,640,125 from 1,291,584. In effect, the Amendment will increase the Plan Pool: i) immediately upon approval, to one-tenth of the Company’s fully diluted share count as of December 31, 2020, and ii) thereafter, annually on January 1 by one-tenth of the increase of the Company’s fully diluted share count during the prior calendar year. In connection with stock splits, stock dividends, recapitalizations and certain other events, our Board of Directors will make adjustments that it deems appropriate in the aggregate number of shares of Class A common stock that may be issued under our equity incentive plan, the individual grant limits and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or are settled in cash, the shares of Class A common stock subject to such awards will again be available for future grants under our equity incentive plan. Shares of Class A common stock tendered or withheld to satisfy the exercise price or for tax withholding are available for future grants under our equity incentive plan.

Options

Our equity incentive plan authorizes the grant of incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. The exercise price of each option will be determined by the administrator, provided that the price cannot be less than 100% of the fair market value of the shares of Class A common stock on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent stockholder” under Sections 422 and 424 of the Code). The exercise price for any option is generally payable (i) in cash, (ii) by certified check, (iii) by the surrender of shares of Class A common stock (or attestation of ownership of shares of Class A common stock) with an aggregate fair market value on the date on which the option is exercised, equal to the exercise price, or (iv) by payment through a broker in accordance with procedures established by the Federal Reserve Board. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a “ten percent stockholder”).

Stock Awards

Our equity incentive plan also provides for the grant of stock awards. A stock award is an award of shares of Class A common stock that may be subject to restrictions on transferability and other restrictions as the administrator determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as the administrator may determine. Unless otherwise specified in the applicable award agreement, a participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote the shares and the right to receive dividends or distributions on the shares; provided, however, that dividends payable on Class A common stock subject to a stock award that does not vest solely on account of continued employment or service will be distributed only when, and to the extent that, the stock award vests. During the period, if any, when stock awards are non-transferable or forfeitable, (i) a participant is prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of his or her stock award shares, (ii) we will retain custody of any certificates evidencing such shares, and (iii) a participant must deliver a stock power to us for each stock award.

Stock Appreciation Rights

Our equity incentive plan authorizes the grant of stock appreciation rights. A stock appreciation right provides the recipient with the right to receive, upon exercise of the stock appreciation right, cash, shares of Class A common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of the shares of Class A common stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the administrator. Stock appreciation rights may be granted in tandem with an option grant or as independent grants. The term of a stock appreciation right cannot exceed ten years from the date of grant or five years in the case of a stock appreciation right granted in tandem with an incentive stock option awarded to a “ten percent stockholder.”

Performance Units

Our equity incentive plan also authorizes the grant of performance units. Performance units represent the participant’s right to receive an amount, based on the value of a specified number of shares of Class A common stock, if performance goals established by the administrator are met. The administrator will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit. Performance goals may relate to our financial performance or the financial performance of our operating partnership, the participant’s performance or such other criteria determined by the administrator. If the performance goals are met, performance units will be paid in cash, shares of Class A common stock or a combination thereof.

Incentive Awards

The equity incentive plan also authorizes the grant of incentive awards. An incentive award entitles the participant to receive a payment if certain requirements are met. The administrator will establish the requirements that must be met before an incentive award is earned, and the requirements may be stated with reference to one or more performance measures or criteria prescribed by the administrator. A performance goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index and may be adjusted for unusual or non-recurring events, changes in applicable tax laws or accounting principles. An incentive award that is earned will be settled in a single payment that may be in cash, Class A common stock or a combination of cash and Class A common stock.

Other Equity-Based Awards; LTIP Units

The administrator may grant other types of stock-based awards under our equity incentive plan, including LTIP units. Other equity-based awards are payable in cash, shares of Class A common stock or other equity, or a combination thereof, as determined by the administrator. The terms and conditions of other equity-based awards are determined by the administrator.

LTIP units are a special class of partnership interest in our operating partnership. Each LTIP unit awarded will be deemed equivalent to an award of one share of Class A common stock under our equity incentive plan, reducing the equity incentive plan’s share authorization for other awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP units granted to our employees. The vesting period for any LTIP units, if any, will be determined at the time of issuance. LTIP units, whether or not vested, will receive the same quarterly per unit distributions as units in our operating partnership, which distributions will generally equal the per share distributions on our shares of Class A common stock. This treatment with respect to quarterly distributions is similar to the expected treatment of our stock awards, which will generally receive full dividends whether vested or not. Initially, LTIP units will not have full parity with units in our operating partnership with respect to liquidating distributions. Under the terms of the LTIP units, our operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in our operating partnership’s valuation from the time of grant until such event will be allocated first to the holders of LTIP units to equalize the capital accounts of such holders with the general partner’s capital account related to OP Units. Upon equalization of the capital accounts of the holders of LTIP units with the general partner’s capital account on a per unit basis, the LTIP units will achieve full parity with OP Units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP units may be converted into an equal number of OP Units at any time, and thereafter enjoy all the rights of OP Units, including redemption/exchange rights. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that a holder of LTIP units will realize for a given number of vested LTIP units will be less than the value of an equal number of our shares of Class A common stock.

Dividend Equivalents

The administrator may grant dividend equivalents in connection with the grant of performance units and other equity-based awards. Dividend equivalents may be paid currently or accrued as contingent cash obligations (in which case they may be deemed to have been invested in shares of Class A common stock); provided, however, that if the related performance units or other equity-based awards will not vest solely on account of continued employment or service, dividend equivalents will be paid only when, and to the extent that, the underlying award vests. Dividend equivalents may be payable in cash, shares of Class A common stock or other property dividends declared on shares of Class A common stock. The administrator will determine the terms of any dividend equivalents.

Change in Control

If we experience a change in control, the administrator may, at its discretion, provide that all outstanding options, stock appreciation rights, stock awards, performance units, incentive awards or other equity-based awards that are outstanding will be assumed by the surviving entity, or will be replaced by a comparable substitute award of the same type as the original award and that has substantially equal value granted by the surviving entity. The administrator may also provide that all outstanding options and stock appreciation rights will be fully exercisable upon the change in control, restrictions and conditions on outstanding stock awards will lapse upon the change in control and performance units, incentive awards or other equity-based awards will become earned in their entirety. The administrator may also provide that participants must surrender their outstanding options and stock appreciation rights, stock awards, performance units, incentive awards and other equity-based awards in exchange for a payment, in cash or shares of our Class A common stock or other securities or consideration received by stockholders in the change in control transaction, equal to (i) the entire amount that can be earned under an incentive award, (ii) the value received by stockholders in the change in control transaction for each share subject to a stock award, performance unit or other equity-based award or (iii) in the case of options and stock appreciation rights, the amount by which that transaction value exceeds the exercise price.

A change in control under our equity incentive plan occurs if:

•        a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, at least 50% of the total combined voting power of our outstanding securities;

•        we merge into another entity, unless the holders of our voting securities immediately prior to the merger have more than 50% of the combined voting power of the securities in the merged entity or its parent;

•        we sell or dispose of all or substantially all of our assets, other than a sale or disposition to any entity more than 50% of the combined voting power and Common Stock of which is owned by our stockholders immediately before the sale or disposition; or

•        during any period of two consecutive years, individuals who, at the beginning of such period, constitute our Board of Directors together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our Board of Directors.

The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a change in control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.

If we experience a change in control, benefits provided under our equity incentive plan could be treated as parachute payments. In that event, our equity incentive plan provides that the plan benefits, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the recipient to receive greater after-tax benefits. The benefits under our equity incentive plan and other plans and agreements will not be reduced, however, if the recipient will receive greater after-tax benefits (taking into account the 20% excise tax payable by the recipient) by receiving the total benefits. Our equity incentive plan also provides that these provisions do not apply to a participant who has an agreement with us providing that the individual is entitled to indemnification from us for the 20% excise tax. Neither of our named executive officers has such an agreement providing for the indemnification of the 20% excise tax.

Amendment; Termination

Our Board of Directors may amend or terminate our equity incentive plan at any time, provided that no amendment may adversely impair the rights of participants under outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or NYSE requirements. Our stockholders also must approve any amendment that materially increases the benefits accruing to participants under our equity incentive plan, materially increases the aggregate number of shares of Class A common stock that may be issued under our equity incentive plan (other than on account of stock dividends, stock splits, or other changes in capitalization as described above) or materially modifies the requirements as to eligibility for participation in our equity incentive plan. Unless terminated sooner by our Board of Directors or extended with stockholder approval, our equity incentive plan will terminate on the day before the tenth anniversary of the date our Board of Directors adopts our equity incentive plan.

Alignment of Interest Program

On April 27, 2020, the Board approved an amendment and restatement of the Alignment of Interest Program (as amended and restated, our “Amended and Restated Alignment of Interest Program”). Our Amended and Restated Alignment of Interest Program is designed to provide our employees, directors and other individuals providing services to us or our affiliates, provided that they are eligible to participate in our equity incentive plan, with an incentive to remain with our company and to incentivize long-term growth and profitability. Pursuant to the Amended and Restated Alignment of Interest Program, eligible participants may elect to receive LTIP units or restricted shares of Class A common stock, or a mix of both, in lieu of up to 100% of any compensation otherwise payable in cash. Participants must elect an applicable restriction period and will be entitled to receive an additional award of LTIP units or restricted shares of Class A common stock pursuant to the Amended and Restated Alignment of Interest Program. The amount of such additional shares of LTIP units or restricted shares of Class A common stock will be calculated based upon a multiple determined by the restricted period elected by the participant. The Corporate Governance and Compensation Committee or its authorized delegates will determine the specific terms of each award under the Amended and Restated Alignment of Interest Program, which do not need to be uniform among all participants, including the restriction periods, the restriction multiples, the vesting terms and the periods for which participants may elect to participate. The Corporate Governance and Compensation Committee and its permitted delegates have the power of administration and interpretation of the Amended and Restated Alignment of Interest Program.

Generally, the LTIP units or restricted shares of Class A common stock acquired under the Amended and Restated Alignment of Interest Program would vest at the conclusion of the restricted period elected by the participant. In the event of the participant’s termination of employment, the disposition of any LTIP units or restricted shares of Class A common stock acquired under the Alignment of Interest Program would be determined in accordance with the participant’s written employment agreement, if applicable, or the specific terms of the award under the Amended and Restated Alignment of Interest Program as determined by the Corporate Governance and Compensation Committee or its authorized delegates. The vesting of the LTIP units or restricted shares of Class A common stock would generally be accelerated, however, upon certain events, such as an involuntary termination of the employee’s employment, the employee’s death or disability, or if we experience a change in control. Notwithstanding the foregoing, if a participant’s employment is terminated for cause, then any unvested LTIP units or restricted shares of Class A common acquired under the Amended and Restated Alignment of Interest Program will be forfeited.

The number of LTIP units and restricted shares of Class A common stock awarded under the Amended and Restated Alignment of Interest Program with a value equal to the fair market value of the cash compensation elected by the participant does not reduce the share reserve under our equity incentive plan. Any additional LTIP units and restricted shares of Class A common stock awarded under the Amended and Restated Alignment of Interest Program reduces the share reserve under our equity incentive plan.

Material U.S. Federal Income Tax Consequences of Awards

Below is a brief summary of the principal U.S. federal income tax consequences of awards under our equity incentive plan under current law. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income, withholding and payroll tax matters, and other tax consequences. The specific tax consequences to a participant will depend on that participant’s individual circumstances.

Incentive Stock Options

Upon the grant or exercise of an incentive stock option, no income will be recognized by the participant for federal income tax purposes, and we will not be entitled to any deduction. If the shares acquired upon exercise are not disposed of within the one-year period beginning on the date of the transfer of the shares to the participant, nor within the two-year period beginning on the date of the grant of the option, any gain or loss realized by the participant upon the disposition of such shares will be taxed as long-term capital gain or loss. In such event, no deduction will be allowed to us. If such shares are disposed of within the periods referred to above, the excess of the fair market value of the shares on the date of exercise (or, if less, the fair market value on the date of disposition) over the exercise price will be taxable as ordinary income to the participant at the time of disposition, and we will be entitled to a corresponding deduction. The amount by which the fair market value of the shares at the time of exercise of an incentive stock option exceeds the option price will constitute an item of tax preference that could subject the participant to the alternative minimum tax. Whether the participant will be subject to such tax depends on the facts and circumstances applicable to the individual.

Non-Qualified Stock Options

Upon the grant of a stock option that does not qualify as an incentive stock option, no income will be realized by the participant, and we will not be entitled to any deduction. Upon the exercise of such an option, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be taxed as ordinary income to the participant, and we will be entitled to a corresponding deduction.

Stock Award

The tax treatment of a stock award depends on whether the shares are subject to a substantial risk of forfeiture (determined under Internal Revenue Code rules) at the time of the grant. If the shares are subject to a substantial risk of forfeiture, the participant will not recognize taxable income at the time of the grant and when the restrictions on the shares lapse (that is, when the shares are no longer subject to a substantial risk of forfeiture), the participant will recognize ordinary taxable income in an amount equal to the fair market value of the shares at that time and we will be entitled to a corresponding deduction. If the shares are not subject to a substantial risk of forfeiture or if the participant elects to be taxed at the time of the grant of such shares under Internal Revenue Code Section 83(b), the participant will recognize taxable income at the time of the grant of shares in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions, and we will be entitled to a corresponding deduction. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof. The participant’s tax basis in the shares is the amount recognized by him or her as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

Stock Appreciation Rights

Upon the grant of a stock appreciation right, no taxable income will be realized by the participant, and we will not be entitled to any tax deduction. Upon the exercise of a stock appreciation right, the amount by which the fair market value of the shares at the time of exercise exceeds the grant price will be taxed as ordinary income to the participant, and we will be entitled to a corresponding deduction.

Performance Units, Incentive Awards, Other Equity-Based Awards and Dividend Equivalent Rights

In the case of performance units, incentive awards, other equity-based awards (other than LTIP units) and dividend equivalent rights, the participant generally will not have taxable income and we will not be entitled to a deduction upon the grant of the award and generally will recognize ordinary income and we will be entitled to a corresponding deduction when the award is settled. At that time, the participant will recognize taxable income equal to the cash or the then fair market value of the shares issuable in payment of such award, and such amount will be the tax basis for any shares received. LTIP units are taxed under partnership taxation rules, and generally will have no tax consequences until distributions are made with respect to the LTIP units. We will not receive a tax deduction for the value of any LTIP units granted to our employees.

Internal Revenue Code Section 409A

Certain awards under our equity incentive plan may be considered a deferral of compensation for purposes of Section 409A of the Internal Revenue Code, which imposes additional requirements on a nonqualified deferred compensation plan. Generally, if a nonqualified deferred compensation plan fails to meet the requirements of Section 409A of the Internal Revenue Code, or is not operated in accordance with those requirements, all amounts deferred under the nonqualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred compensation amount is required to be included in income under Section 409A of the Internal Revenue Code, the amount may be subject to interest (at a penalty rate) and is subject to an excise tax, in addition to regular income tax. The interest imposed is equal to the interest at the underpayment rate plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture. The excise tax is equal to 20% of the compensation required to be included in gross income. Awards under our equity incentive plan that are subject to Section 409A of the Internal Revenue Code are intended to comply with the requirements of Section 409A of the Internal Revenue Code. We intend to grant awards that are either exempt from or in compliance with Section 409A of the Internal Revenue Code. However, we can provide no assurance that such an award will be exempt or comply with Section 409A of the Internal Revenue Code or that the tax consequences described above will not apply.

New Plan Benefits

Except with respect to grants of stock awards as annual equity retainers that will be awarded to non-employee directors serving on the Board of Directors, the number of awards that our named executive officers, other employees, directors, and service providers may receive under our equity incentive plan will be determined in the discretion of the administrator in the future, and the administrator has not made any determination to make future grants to any persons under our equity incentive plan as of the date of this proxy statement. Therefore, it is not possible to determine the benefits that will be received in the future by participants in our equity incentive plan other than as set forth below. The table below sets forth information concerning the expected annual aggregate grant date fair value of the annual equity retainers pursuant to our director compensation program as currently in effect.

Current Non-Employee Directors	Number of Shares of Class A Common Stock(1)	Dollar Value
Mr. Donahoe	—	$50,000
Mr. Lefkowitz	—	$50,000
Ms. Gural-Senders	—	$50,000
Mr. Feingold	—	$50,000

____________

(1)      The number of shares of Class A common stock expected to be granted cannot be determined at this time, as they will be calculated by dividing the dollar value listed by the volume weighted average price of our Class A common stock for the 10 trading days immediately preceding the grant date.

History of Grants Under Our Equity Incentive Plan

The table below sets forth summary information concerning the number of shares of our Class A common stock subject to rights granted to certain persons under our equity incentive plan since its inception through April 23, 2021. As of April 23, 2021, no options had been granted under our equity incentive plan.

Name and Position	Restricted Stock Units (#)(1)	LTIP Units (#)
Named Executive Officers:
Andrew Spodek	39,514	346,268
Jeremy Garber	27,453	—
Robert Klein	9,859	—
All current executive officers, as a group	76,826	346,268

Current director nominees:
Mr. Donahoe	—	—
Mr. Lefkowitz	—	—
Ms. Gural-Senders	—	—
Mr. Feingold	—	—
All non-employee directors, as a group	—	—

Each associate of any such directors, executive officers or nominees	—	—

Each other person who received or is to receive 5% of such rights	—	—

All employees, including all current officers who are not executive officers, as a group	128,753	346,268

____________

(1)      For performance-based restricted stock units, reflects the target number of restricted stock units.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE EQUITY INCENTIVE PLAN.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not intend to present and has not been informed that any other person intends to present any other matters for action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournment, postponement or continuation thereof, it is the intention of the persons named as proxies to vote upon them in accordance with their discretion.

Except as set forth in this section, all shares of Common Stock represented by valid proxies received will be voted in accordance with the provisions of the proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 23, 2021, certain information regarding the beneficial ownership of shares of our Class A common stock and Voting Equivalency stock and shares of Class A common stock issuable upon redemption of OP Units for (1) each person who is the beneficial owner of 5% or more of our outstanding Class A common stock, (2) each of our directors and named executive officers as defined in “— Executive Officer and Director Compensation” below, and (3) all of our directors and executive officers as a group. Each person named in the table has sole voting, investment and dispositive power with respect to all of the shares of our Common Stock shown as beneficially owned by such person, except as otherwise set forth in the footnotes to the table. The extent to which a person holds shares of Common Stock as opposed to OP units is set forth in the footnotes below.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our Class A common stock subject to options or other rights held by that person that are exercisable or will become exercisable within 60 days are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Unless otherwise indicated, the address of each named person is c/o Postal Realty Trust, Inc., 75 Columbia Avenue, Cedarhurst, NY 11516. No shares beneficially owned by any executive officer or director have been pledged as security for a loan.

	Number of Shares of Class A Common Stock Beneficially Owned(1)		Percentage of All Shares of Class A Common Stock(2)		Number of Shares of Voting Equivalency Stock Beneficially Owned(3)	Number of Shares of Class A Common Stock and OP Units Beneficially Owned(1)(4)		Percentage of All Shares of Class A Common Stock and OP Units(5)
5% Stockholders(2)
Heitman Real Estate Securities, LLC(6)	758,509		5.68%		—	758,509		4.6%
Directors and Executive Officers
Andrew Spodek	2,452,339	(7)	16.3	%(8)	27,206	2,452,339	(7)	15.0%
Jeremy Garber	203,503		*		—	203,503		*
Robert Klein	12,976		*			12,976		*
Patrick R. Donahoe	40,611		*		—	40,611		*
Barry Lefkowitz	24,451		*		—	24,451		*
Jane Gural-Senders	13,419		*		—	13,419		*
Anton Feingold	15,259		*		—	15,259		*
All directors and executive officers as a group (seven people)	2,762,558		18.6%		27,206	2,762,558		16.9%

____________

*        Represents less than 1.0% of class.

(1)      The number of shares of Class A common stock “beneficially owned” by each beneficial owner is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Share amounts include indirect ownership through family members, trusts, corporations and/or partnerships.

(2)      Based on 13,343,616 shares of Class A common stock issued and outstanding as of April 23, 2021, unless otherwise indicated.

(3)      As of April 23, 2021, Mr. Spodek owned 100% of the outstanding shares of Voting Equivalency stock. Shares of Voting Equivalency stock are convertible into shares of Class A common stock, on a one-for-one basis, at the election of the holder at any time.

(4)      The “Number of Shares of Class A Common Stock and OP Units Beneficially Owned” column includes all shares in the “Number of Shares of Class A Common Stock Beneficially Owned” column plus (i) all OP Units and LTIP units owned, regardless of whether such units have vested or will vest within 60 days of April 23, 2021 and (ii) all shares of Voting Equivalency stock beneficially owned. OP Units are redeemable by the holder for cash or, at our election, on a one-for-one basis into shares of our Class A common stock. LTIP units, subject to the satisfaction of certain conditions, may be converted on a one-for-one basis into OP Units. Unearned performance-based restricted stock units are not included as they are not “beneficially owned” until earned.

(5)      Based on the following, all outstanding as of April 23, 2021, (i) 13,343,616 shares of Class A common stock, (ii) 27,206 shares of Voting Equivalency stock, (iii) an aggregate of 2,640,795 OP Units (other than OP Units to be held by us) and (iv) 346,268 LTIP units outstanding.

(6)      The number of shares of Class A common stock in the table above and the information in this footnote are based solely on the Schedule 13G filed on January 20, 2021. The reported owner’s address is 191 N. Wacker Drive, Suite 2500, Chicago, IL 60606.

(7)      Includes: (i) 745,753 shares of Class A common stock (including 108,695 shares of Class A common stock owned indirectly by Mr. Spodek through the 2016 Spodek Family Trust), (ii) 1,333,112 OP Units, (iii) 27,206 shares of Voting Equivalency stock and (iv) 346,268 LTIP units. Mr. Spodek’s OP Units, LTIP units and shares of Voting Equivalency stock all provide a right to convert such units or stock into an equivalent number of shares of Class A common stock.

(8)      Based on 15,050,202 shares of Class A common stock outstanding upon the conversion of Mr. Spodek’s OP Units, LTIP units and shares of Voting Equivalency stock into shares of Class A common stock. See footnote 7, above.

EXECUTIVE OFFICERS AND KEY EMPLOYEE

Set forth below is information concerning our executive officers, as of the date hereof. Unless otherwise indicated, the business address of all of our directors and executive officers is 75 Columbia Avenue, Cedarhurst, NY 11516.

Name	Age	Position
Andrew Spodek	45	Chief Executive Officer and Director
Jeremy Garber	52	President, Treasurer and Secretary
Robert Klein(1)	46	Chief Financial Officer

____________

(1)      Mr. Klein joined our Company as Chief Financial Officer on January 1, 2021.

Information is set forth below regarding the background of our executive officers who are not also directors.

Jeremy Garber

Jeremy Garber, 52, is our President, Treasurer and Secretary and leads all operational and strategic activities of our company. Prior to joining our company, Mr. Garber served as a consultant to The Postal Group LLC, an entity wholly-owned by Mr. Spodek and Mr. Spodek’s mother, beginning January 2017. Prior to 2017, Mr. Garber served as a consultant to private real estate investment companies and family offices. From June 2014 to December 2015, he was the Chief Operating Officer of Burford Capital (LON:BUR), a London Stock Exchange-listed global finance firm focused on litigation finance and specialty finance for the legal industry. From 2004 to 2014, Mr. Garber was the chief operating officer for various hedge funds, including Longacre Fund Management and Trilogy Capital Management. From 1999-2004, Mr. Garber worked at Lehman Brothers in the Equity Capital Markets and Prime Brokerage divisions. He began his professional career at ACAP, Inc., where he was the chief operating officer, chief financial officer and general counsel. Mr. Garber earned his J.D. from the Benjamin N. Cardozo School of Law and a Bachelor’s Degree in Economics from Yeshiva University.

Robert Klein

Robert Klein, 46, joined the Company as Chief Financial Officer on January 1, 2021. As our Chief Financial Officer, Mr. Klein leads all capital market and corporate finance activities for the Company. Prior to joining the Company, Mr. Klein previously served as a Managing Partner and head of capital markets at Monday Properties Services, LLC (“Monday Properties”) since June 2016, where he led the strategic growth of the firm. From 1997 to the time he joined Monday Properties, Mr. Klein served in various roles, including most recently as a Managing Director, in the Real Estate Advisory Group at Evercore Group L.L.C. (“Evercore”) and advised public and private companies and special committees on mergers and acquisitions, joint ventures, strategic partnerships, portfolio acquisitions and sales, restructuring transactions, IPOs and strategic alternatives. Prior to joining Evercore, Mr. Klein held positions with MJC Associates LLC, Reckson Associates, Goldman, Sachs & Co and Bankers Trust. Mr. Klein is an active member of Urban Land Institute (ULI), University of Florida’s Bergstrom Center Advisory Board and the Columbia Business School Real Estate Circle. He graduated from the University of Florida Honors Program in 1997, with a Bachelor of Science in Business Administration and received his M.B.A. from Columbia Business School in 2004.

The following table sets forth certain information regarding our Chief Accounting Officer:

Name	Age	Position
Matt Brandwein	46	Senior Vice President and Chief Accounting Officer

The following is a biographical summary of the experience of our Chief Accounting Officer:

Matt Brandwein

Matt Brandwein is our Senior Vice President and Chief Accounting Officer, responsible for our financial reporting activities. Prior to joining our company, Mr. Brandwein served as a consultant to The Postal Group, LLC, an entity wholly-owned by Mr. Spodek and Mr. Spodek’s mother, since January 2019. Prior to 2019 and beginning in 2012, Mr. Brandwein was chief accounting officer of NorthStar Asset Management Group, Inc. (NYSE: NSAM), a NYSE listed global asset management firm focused on managing real estate and other investment platforms until its merger with Colony Capital, Inc. (NYSE: CLNY), a publicly-traded diversified equity REIT. From 1999 to 2011, Mr. Brandwein worked at Ernst & Young, a public accounting firm, where he most recently served as a Senior Manager. In this role, Mr. Brandwein audited financial statements for a diverse group of entities, including publicly traded real estate investment trusts, commercial real estate owners, development companies, homebuilders and opportunity and private equity funds. Mr. Brandwein is a certified public accountant. He received his Bachelor of Science in Accounting from Yeshiva University.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Formation Transactions

Of the 271 postal properties that we acquired upon completion of the formation transactions, 190 were owned by UPH and the Spodek LLCs in which Mr. Spodek owned substantially all of the equity interests. Mr. Spodek and his affiliates entered into agreements with us and our operating partnership, pursuant to which they merged and contributed their interests in UPH, the Spodek LLCs and NPM to us or our operating partnership in exchange for cash, shares of our Class A common stock and Voting Equivalency stock and OP Units. In addition, Mr. Spodek’s mother owned interests in 72 of the 81 Acquisition Properties that we acquired for cash in the formation transactions and Mr. Spodek owned interests in nine of the 81 Acquisition Properties that we acquired for cash in the formation transactions. These agreements were not negotiated on an arms’ length basis and may not have been as favorable to us as agreements negotiated on an arms’ length basis.

Twenty-one of our initial properties that we acquired in the formation transactions from Mr. Spodek and his affiliates were acquired by Mr. Spodek and his affiliates within the past two years. The purchase prices for the Acquisition Properties acquired in 2018 and 2019 were the approximate acquisition costs of Mr. Spodek and his affiliates for these properties, and Mr. Spodek received reimbursement of preformation capital expenditures from the operating partnership that is approximately equal to the acquisition cost of the Predecessor Properties acquired within the last two years.

We did not obtain independent third-party appraisals of the Predecessor Properties or the Acquisition Properties. Accordingly, there can be no assurance that the fair market value of the cash, Class A common stock and Voting Equivalency stock and OP Units that we paid and issued to Mr. Spodek and his family members and affiliates did not exceed the fair market value of the properties and other assets acquired by us in the formation transactions.

We issued 27,206 shares of our Voting Equivalency stock to an entity controlled by Mr. Spodek as part of our formation transactions. Each outstanding share of Voting Equivalency stock entitles its holder to 50 votes on all matters on which Class A common stockholders are entitled to vote, including the election of directors, and holders of shares of Class A common stock and Voting Equivalency stock vote together as a single class and receive the same dividends per share. Shares of Voting Equivalency stock are convertible into shares of Class A common stock, (i) on a one-for-one basis, at the election of the holder at any time and (ii) will automatically convert into shares of Class A common stock on a one-for-one basis upon an attempted transfer to anyone other than a permitted transferee in accordance with the terms of our charter. Additionally, one share of Voting Equivalency stock will automatically convert into one share of Class A common stock for each 49 of the 250,000 OP Units issued to Mr. Spodek and his affiliates in connection with our initial public offering transferred (including by the exercise of redemption rights afforded with respect to OP Units) to a person other than a permitted transferee. Our Voting Equivalency stock is designed to provide Mr. Spodek and his affiliates voting rights proportional to their economic interest in our company as if they had exchanged all of their OP Units for shares of Class A common stock. Pursuant to his ownership of Class A common stock and Voting Equivalency stock, Mr. Spodek and his affiliates currently hold approximately 14.3% of the combined voting power of our outstanding Common Stock as of April 23, 2021.

Property Management

Affiliates of Mr. Spodek continue to own interests in certain postal properties that were not acquired by us in the formation transactions. These interests include interests in the 399 postal properties for which we provide third party property management services. As a result of these ownership interests and the property management agreements, Mr. Spodek has conflicts of interests with respect to these agreements.

Partnership Agreement

Mr. Spodek and his affiliates who received OP Units in the formation transactions are limited partners in our operating partnership. As of April 23, 2021, Mr. Spodek and his affiliates owned 56.2% of the outstanding OP Units, including LTIP units that are not owned by us.

Pursuant to the amended and restated partnership agreement of our operating partnership, limited partners of our operating partnership and some assignees of limited partners have the right, beginning 12 months after the completion of the formation transactions, to require our operating partnership to redeem part or all of their OP Units for cash equal to the then-current market value of an equal number of shares of our Class A common stock (determined in accordance with and subject to adjustment under the partnership agreement) or, at our election, for shares of our Class A common stock on a one-for-one basis, subject to certain adjustments and the restrictions on ownership and transfer of our stock set forth in our charter.

Registration Rights

Pursuant to the terms of the amended and restated partnership agreement of our operating partnership and the terms of the merger agreement pursuant to which we acquired UPH, we agreed to use commercially reasonable efforts to file, following the date on which we become eligible to file a registration statement on Form S-3 under the Securities Act, a registration statement registering the issuance and resale of the Class A common stock issuable upon redemption of the OP Units and the resale of the Class A common stock issued in the formation transactions and issuable upon conversion of shares of Voting Equivalency stock issued to Mr. Spodek and certain of his affiliates in the formation transactions. We agreed to pay all of the expenses relating to such registration statements.

Tax Protection Agreements

We entered into tax protection agreements that provide benefits to Mr. Spodek and his affiliates. Pursuant to the tax protection agreements, it is anticipated that the total amount of taxable built in gain on the protected contributed properties and other assets will be approximately $24.4 million. Such indemnification obligations could result in aggregate payments by us to Mr. Spodek and his affiliates of up to $17.7 million.

Reimbursement of Pre-closing Transaction Costs

In connection with our initial public offering, Mr. Spodek and certain of his affiliates, including The Postal Group LLC, funded on our behalf approximately $4.1 million for organizational, legal, accounting and similar expenses, including consulting fees, in connection with this offering and the formation transactions. We reimbursed Mr. Spodek and his affiliates for these expenses.

Advisory Services

Huntington Road Advisors LLC, an advisory firm owned and controlled by Barry Lefkowitz, one of our independent directors and the chair of our Audit Committee, entered into an advisory agreement with The Postal Group, LLC, an entity wholly-owned by Mr. Spodek and Mr. Spodek’s mother, pursuant to which Huntington Road Advisors LLC was paid a retainer of $10,000 per month beginning in February 2017 in exchange for certain advisory services in connection with Mr. Spodek’s decision to form our company and to pursue our formation transactions and our initial public offering. Neither Mr. Spodek nor his mother was reimbursed for these expenses and we have been advised by Mr. Spodek and Mr. Lefkowitz that the advisory services arrangement terminated in March 2019.

Related Party Lease

On May 17, 2019, we entered into a lease for office space in Cedarhurst, New York with an entity affiliated with Mr. Spodek, our chief executive officer, or the Lease. Pursuant to the Lease, the monthly rent is $15,000 subject to escalations. The term of the Lease is five years commencing on May 17, 2019 and will expire on May 16, 2024. For the years ended December 31, 2020 and 2019, rent expense was $0.2 million and $0.1 million, respectively and was recorded in general and administrative expenses in the consolidated and combined consolidated statements of operations.

Indemnification

Our charter provides that we will indemnify our directors and officers, and we have entered into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, or in certain other capacities, to the maximum extent permitted by Maryland law.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation of Named Executive Officers

Our named executive officers for the year ended December 31, 2020 were:

•        Andrew Spodek, Chief Executive Officer; and

•        Jeremy Garber, President, Treasurer and Secretary.

Mr. Klein joined the Company on January 1, 2021 and will be a named executive officer for 2021.

Prior to our initial public offering, we did not pay any compensation to any of our named executive officers, and, accordingly, no compensation policies or objectives governed our named executive officer compensation. We have retained FPL Associates LP (“FPL”), a compensation consulting firm that specializes in the REIT industry, to provide guidance regarding the design of our executive compensation program, non-employee director compensation program, and additional compensation and related corporate governance practices.

The following is a non-exhaustive list of items that our Corporate Governance and Compensation Committee considers in formulating our compensation philosophy and applying that philosophy to the implementation of our overall compensation program for named executive officers and other employees:

•        attraction and retention of talented and experienced executives in our industry;

•        motivation of our executives whose knowledge, skills and performance are critical to our success;

•        alignment of the interests of our executive officers and stockholders by motivating executive officers to increase stockholder value and rewarding executive officers when stockholder value increases; and

•        encouragement of our executives to achieve meaningful levels of ownership of our stock.

We have employment agreements with each of Messrs. Spodek and Garber. See “— Employment Agreements of Our Named Executive Officers.”

Summary Compensation Table

The following table provides information regarding the 2020 and 2019 compensation of our named executive officers. Mr. Klein joined the Company in January 2021.

Each of our named executive officers has agreed to take 100% of his bonus and long-term incentive compensation in the form of restricted common stock and/or LTIP Units under our 2019 Equity Incentive Plan since such officers began their tenure with the Company. In addition, Mr. Spodek has agreed to take 100% of his salary and Messrs. Garber and Klein have agreed to take 50% and $25,000 of their salary, respectively, in the form of restricted common stock. In compliance with the terms of the Amended and Restated Alignment of Interest Program described above, the election to acquire stock, otherwise payable in cash, caused the named executive officers to be eligible to receive additional stock awards based upon a multiple described on page 34 of this proxy statement.

All shares of restricted stock and/or LTIP Units issued in lieu of cash compensation and any shares of restricted stock and/or LTIP Units issued under the Amended and Restated Alignment of Interest Program are subject to a vesting schedule whereby no shares vest until the third, fifth or eighth anniversary of the date of grant, at which time 100% of the shares of restricted stock will vest, subject to continued employment.

		Salary			Bonus
Name and Position	Principal Year	Compensation Paid in Cash		Compensation Paid in Stock	Compensation Paid in Cash(4)	Compensation Paid in Stock		Stock Awards		All Other Compensation(8)	Total
Andrew Spodek,	2020	$—	(1)	$232,469(2)	$—	$588,643	(5)	$1,079,567	(6)	$43,133	$1,943,812
Chief Executive Officer	2019	$—	(1)	$219,589	$—	$427,969		$2,158,382		$25,166	$2,831,106

Jeremy Garber,	2020	$147,492	(1)	$141,843(3)	$—	$438,960	(5)	$759,258	(7)	$42,388	$1,529,941
President, Treasurer and Secretary	2019	$178,462		$—	$—	$319,381		$1,319,405	(9)	$19,579	$1,836,827

____________

(1)      Mr. Spodek has elected to acquire LTIP units in lieu of base salary since the completion of our initial public offering. Mr. Garber elected to acquire restricted shares of Class A common stock in lieu of 50% of base salary since January 1, 2020.

(2)      Mr. Spodek was issued 27,365 LTIP units, in the aggregate, in lieu of base salary for the period of May 17, 2020 through December 31, 2020. The amount above represents the prorated salary earned for 2020 equal to 13,683 LTIP Units. In addition, pursuant to our Alignment of Interest Program described below, an officer electing LTIP units or restricted shares of Class A common stock in lieu of cash compensation is entitled to additional LTIP units or restricted shares of Class A common stock in an amount based upon the duration of a restriction period. By electing eight year cliff vesting of LTIP units, Mr. Spodek is entitled to receive additional LTIP units equal to 100% of the number of LTIP units received in lieu of salary as further described in Footnote 6 below. All of the LTIP units issued in lieu of base salary are subject to an eight-year cliff vesting schedule whereby no LTIP units vest until the eighth anniversary of the date of grant, at which time 100% of the LTIP units will vest, subject to continued employment. Mr. Spodek may receive distributions with respect to such LTIP units prior to vesting.

(3)      Mr. Garber was issued 57,367 restricted shares of Class A common stock for his 2019 incentive bonus and his election to defer 50% of his 2020 annual salary. The amount above represents the prorated salary earned for 2020 equal to 8,821 restricted shares of Class A common stock. In addition, pursuant to our Alignment of Interest Program described below, an officer electing LTIP units or restricted shares of Class A common stock in lieu of cash compensation is entitled to additional LTIP units or restricted shares of Class A common stock in an amount based upon the duration of a restriction period. By electing eight year cliff vesting of restricted shares of Class A common stock, Mr. Garber is entitled to receive additional restricted shares of Class A common stock equal to 100% of the number of restricted shares of Class A common stock received in lieu of salary as further described in Footnote 7 below. All of the restricted shares of Class A common stock issued in lieu of base salary are subject to an eight-year cliff vesting schedule whereby no restricted shares of Class A common stock vest until the eighth anniversary of the date of grant, at which time 100% of the restricted shares of Class A common stock, subject to continued employment. Mr. Garber may receive dividends with respect to such restricted shares of Class A common stock prior to vesting.

(4)      Messrs. Spodek and Garber elected to acquire LTIP Units and restricted shares of Class A common stock, respectively, in lieu of their bonus compensation awarded for the 2020 and 2019 fiscal year.

(5)      The amounts represent the bonuses earned by Messrs. Spodek and Garber for services performed in 2020, 100% of which was foregone in exchange for 35,460 LTIP units and 26,443 restricted shares of Class A common stock, respectively. In addition, in connection with each officer’s election of an eight-year cliff vesting schedule under our Alignment of Interest Program, each officer received an additional number of LTIP units or restricted shares of Class A common stock, as applicable, as further described in Footnote 6 and 7 below.

(6)      Includes: (i) 13,683 LTIP units granted in connection with Mr. Spodek’s base salary election under our Alignment of Interest Program, with such LTIP units subject to an eight-year restricted period; (ii) 35,460 LTIP units granted in connection with Mr. Spodek’s bonus election under our Alignment of Interest Program, with such LTIP units granted on February 11, 2021 and subject to an eight-year restricted period; (iii) 20,560 target RSUs granted subject to the achievement of a service condition and market condition; and (iv) 13,708 LTIPs that are subject to a 3 year vesting schedule whereby one-third of such LTIP units will vest on each of the three anniversaries beginning with December 31, 2020. The amount shown in the table represents the grant date fair value determined in accordance with FASB ASC Topic 718. See “— Comprehensive Compensation Policy” below. The value of the target RSUs included in the table was $93,959, and the number of RSUs that can be earned if maximum performance is achieved is 150% of the target number of RSUs, which had a grant date fair value of $4.57.

(7)      Includes: (i) 8,821 restricted shares of Class A common stock granted in connection with Mr. Garber’s base salary election under our Alignment of Interest Program, with such restricted shares of Class A common stock granted on February 14, 2020 and subject to an eight-year restricted period; (ii) 26,443 restricted shares of Class A common stock granted in connection with Mr. Garber’s bonus election under our Alignment of Interest Program, with such restricted shares of Class A common stock granted on February 11, 2021 and subject to an eight-year restricted period; (iii) 14,196 target RSUs granted subject to the achievement of a service condition and market condition; and (iv) 9,465 restricted shares of Class A common stock that are subject to a 3 year vesting schedule whereby one-third of such LTIP units will vest on each of the three anniversaries beginning with December 31, 2020. The amount shown in the table represents the grant date fair value determined in accordance with FASB ASC Topic 718. See “— Comprehensive Compensation Policy” below. The value of the target RSUs included in the table was $64,876, and the number of RSUs that can be earned if maximum performance is achieved is 150% of the target number of RSUs, which had a grant date fair value of $4.57.

(8)      Includes insurance premiums paid by the Company for medical benefits.

Realized Compensation

To supplement the SEC required disclosure in the above Summary Compensation Table, the following additional table has been included to show the total compensation realized by each named executive officer during 2020 and 2019. The Company believes that this table is useful to stockholders as it believes it reflects the compensation actually realized by our named executive officers. The Summary Compensation Table, as calculated under the SEC rules, includes several items that are impacted by accounting assumptions and also may include amounts that are not ultimately realized, and therefore that table may not necessarily be reflective of realized compensation in a particular year.

The table below shows compensation realized by each named executive officer. For purposes of this presentation, realized compensation includes, salary and bonus amounts paid in cash, the value realized upon vesting of stock awards and perquisites.

Name and Position	Year	Cash Salary	Cash Bonus	Value Realized on Stock Award Vesting	Other Compensation	Total	% of Reported(1)
Andrew Spodek,	2020	$—	$—	$469,331	$43,133	$512,464	26.4%
Chief Executive Officer	2019	$—	$—	$—	$25,166	$25,166	0.9%

Jeremy Garber,	2020	$147,492	$—	$367,273	$42,388	$557,153	36.4%
President, Treasurer and Secretary	2019	$178,462	$—	$—	$19,579	$198,041	10.8%

____________

(1)      Represents the total realized compensation in the “Total” column divided by “Total” compensation disclosed in the Summary Compensation Table.

Comprehensive Compensation Policy

We believe that the compensation of our executive officers and directors should align their interests with those of the stockholders in a way that encourages prudent decision-making, links compensation to our overall performance, provides a competitive level of total compensation necessary to attract and retain talented and experienced officers and motivates the officers and directors to contribute to our success. All of our officers will be eligible to receive performance-based compensation under our equity incentive plan.

We use grants of LTIP units or restricted shares of Class A common stock as the primary means of delivering long-term compensation to our executive officers. We believe that grants of LTIP units or restricted shares of Class A common stock with long vesting periods align the interests of officers and our stockholders and provide strong incentives to our officers to achieve long-term growth in our business, grow the value of our Class A common stock and maintain or increase our dividends. The officers personally benefit from these efforts through their LTIP units or restricted shares of Class A common stock, which receive dividends at the same rate as our Class A common stock. Because a substantial portion of our officers’ compensation is expected to be tied to the value of our Class A common stock, if we have superior long-term operating performance and the market price of our Class A common stock and dividends paid on such stock increase, our officers, through their equity compensation, may receive above market compensation from dividends and price appreciation in our Class A common stock. Conversely, if our operating performance decreases and the value of our Class A common stock and our dividends decline, our officers’ compensation may ultimately prove to be below market.

Our Corporate Governance and Compensation Committee will determine the restrictions for each award granted pursuant to our equity incentive plan and the purchase price in the case of LTIP units (if any) or restricted shares of Class A common stock. Restrictions on the LTIP units or restricted shares of Class A common stock may include time-based restrictions, the achievement of specific performance goals or the occurrence of a specific event. Vesting of LTIP units or restricted shares of Class A common stock generally will be subject to cliff or ratable vesting periods ranging up to eight years and will be conditioned upon the officer’s continued employment among other restrictions that may apply. If any performance goals are not achieved or any time-based restrictions do not lapse, the officer will forfeit his or her LTIP units or restricted shares of Class A common stock.

Alignment of Interest Program

For elections made by our named executive officers under the Alignment of Interest Program in effect prior to approval of the Amended and Restated Alignment of Interest Program (the “Alignment of Interest Program”) prior to the date of our initial public offering, the number of LTIP units or restricted shares of Class A common stock acquired was determined as of the date of the completion of our initial public offering by dividing (i) the total amount of each salary reduction elected by each named executive officer, by (ii) the public offering price per share. For all elections made by named executive officers after the date of the completion of our initial public offering with respect to compensation earned in 2020 and 2019, the number of LTIP units or restricted shares of Class A common stock was determined as of the determination date selected by our Corporate Governance and Compensation Committee by dividing the total of a named executive officer’s elected reduced salary or other cash compensation by the volume weighted average price of our Class A common stock for the 10 trading days immediately preceding the determination date. Additionally, to the extent an executive officer elected to receive LTIP units or restricted shares of Class A common stock in lieu of cash compensation, the named executive officer received an additional award of LTIP units or restricted shares of Class A common stock pursuant to the Alignment of Interest Program, subject to a three-, five- or eight-year cliff vesting schedule, at the named executive officer’s election. The number of additional LTIP units or restricted shares of Class A common stock, as applicable, granted was equal to (i) the number of LTIP units or restricted shares of Class A common stock, as applicable, awarded in lieu of compensation otherwise payable in cash, multiplied by (ii) a restriction multiple determined by the restriction period the named executive officer elected, according to the following table:

Duration of Restriction Period	Restriction Multiple(1)
3 years	0.3x
5 years	0.5x
8 years	1.0x

____________

(1)      The number of additional LTIP units or restricted shares of Class A common stock under the Alignment of Interest Program is equal to the original number of LTIP units or restricted shares of Class A common stock determined above multiplied by the restriction multiple based on the duration of the restriction period selected by the executive officer.

The restriction period subjects all LTIP units or restricted shares of Class A common stock obtained in lieu of cash compensation, as applicable, and additional LTIP units or restricted shares of Class A common stock, as applicable, awarded based on the restriction multiple to the risk of forfeiture in the event the named executive officer voluntarily terminates employment or terminates employment for cause, as those terms are described in the named executive officer’s employment agreement. Accordingly, if a named executive officer voluntarily leaves or is terminated for cause, that named executive officer would forfeit all LTIP units or restricted shares of Class A common stock that had not yet vested. By way of example, if a named executive officer elected to receive LTIP units or restricted shares of Class A common stock in lieu of cash compensation that is equivalent in value to 1,000 LTIP units or restricted shares of Class A common stock, as applicable, and the named executive officer elected an eight-year restriction period, the named executive officer would receive the 1,000 LTIP units or restricted shares of Class A common stock, as applicable, in lieu of the named executive officer’s cash compensation plus an additional award of 1,000 LTIP units or restricted shares of Class A common stock for electing an eight-year restriction period, resulting in a total receipt of 2,000 LTIP units or restricted shares of Class A common stock, as applicable, all of which would vest on the eighth anniversary of the date of grant, if the named executive officer is still employed by our company on the vesting date, but will not vest if he has been terminated for cause. In the event that a named executive officer’s employment is terminated by us without cause or by reason of the named executive officer’s death, disability or retirement (upon attainment of eligibility to retire in accordance with applicable company policy then in effect) prior to the vesting date, all unvested LTIP units and/or restricted shares of Class A common stock will immediately vest in full at the time of such termination. The named executive officers have the right to receive dividends or other distributions on unvested LTIP units and restricted shares of Class A common stock granted under the Alignment of Interest Program prior to vesting.

Executive Officer Compensation Overview

Base Salary

Base salary is as described above in the Summary Compensation Table. Mr. Spodek has agreed to take 100% of his salary and Messrs. Garber and Klein have agreed to take 50% and $25,000 of their salary, respectively, in the form of restricted common stock under the Alignment of Interest Program described above. In addition, all shares of restricted stock and/or LTIP Units issued in lieu of cash compensation and any shares of restricted stock and/or LTIP Units issued under the Alignment of Interest Program are subject to a vesting schedule whereby no shares vest until the third, fifth or eighth anniversary of the date of grant, at which time 100% of the shares of restricted stock will vest, subject to continued employment. Each officer has elected the eight-year vesting schedule under the Alignment of Interest Program with respect to his base salary.

Annual Incentive

Each of our named executive officers has agreed to take 100% of his annual bonus compensation in the form of restricted common stock and/or LTIP Units under our equity incentive plan under the Alignment of Interest Program since such officers began their tenure with the Company. In addition, all shares of restricted stock and/or LTIP Units issued in lieu of cash compensation and any shares of restricted stock and/or LTIP Units issued under the Alignment of Interest Program are subject to a vesting schedule whereby no shares vest until the third, fifth or eighth anniversary of the date of grant, at which time 100% of the shares of restricted stock will vest, subject to continued employment. Each officer has elected the eight-year vesting schedule under the Alignment of Interest Program with respect to his annual bonus compensation.

Long-term Incentive

In 2020, consistent with our desire to provide compensation that is largely “at risk” and to create a direct link between pay and performance, we introduced performance-based restricted stock units (“RSUs”). The introduction of performance-based RSUs to our executive compensation program, in addition to our grants of time-based awards, is consistent with and supports our strategic objective of enhancing stockholder value. In order for any RSUs to be earned and vest, the performance must meet or exceed a threshold level of performance of total shareholder return during the applicable three-year performance period. The introduction of the performance RSUs further necessitates an automatic annual increase in the share reserve under our equity incentive plan.

Stockholder Alignment

All shares of restricted stock and/or LTIP Units that have been issued in lieu of cash compensation and any associated shares of restricted stock and/or LTIP Units issued under the Alignment of Interest Program are subject to a vesting schedule whereby no shares vest until the eighth anniversary of the date of grant, at which time 100% of the shares of restricted stock and/or LTIP Units will vest, subject to continued employment. By compensating our executives with equity under the Alignment of Interest Program, whereby each executive may elect to receive certain compensation in the form of equity instead of cash, we ensure the alignment of long-term interests between the executives and the stockholders, and consistent with our compensation philosophy, allow equity compensation to comprise an even greater portion of total compensation. In addition to aligning stockholder and executive interests, compensation in the form of equity has significantly greater retention value than cash compensation. Maintaining the equity incentive plan and the appropriate level of shares pursuant to an automatic annual increase in the share reserve allows us to ensure executive and stockholder interests remain aligned and appropriately incentivize our executives.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity awards held by each of the named executive officers as of December 31, 2020.

	Stock Awards
Name	Number of Shares or Units that Have Not Vested		Market Value of Shares or Units that Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Andrew Spodek	49,019	(2)	$827,441	$20,560	(3)	$347,053
	41,177	(4)	$695,068
	53,230	(5)	$898,522
	9,139	(6)	$154,266
	27,365	(7)	$461,921
Jeremy Garber	39,216	(8)	$661,966	$14,196	(9)	$239,628
	57,367	(10)	$968,355
	6,310	(11)	$106,513

____________

(1)      For purposes of this table, the market value per unvested LTIP unit and restricted share of Class A Common Stock, as applicable, is assumed to be $16.88, the closing price per share of Class A common stock on December 31, 2020, the last trading day of 2020.

(2)      Represents LTIP units that will vest in equal annual installments on May 17, 2021 and May 17, 2022.

(3)      Represents RSUs subject to the achievement of a service condition and a market condition. Such RSUs are market-based awards and are subject to the achievement of hurdles relating to the Company’s absolute total stockholder return for the three-year period ending on December 31, 2022 and continued employment through such date. The number of market-based RSUs is based on the number of shares issuable upon achievement of the market-based metric at target. RSUs reflect the right to receive shares of Class A common stock, subject to the applicable vesting criteria.

(4)      Represents LTIP units that will cliff vest on May 17, 2027.

(5)      Represents LTIP units that will cliff vest on February 14, 2028.

(6)      Represents unvested LTIP units that will vest in equal installments on December 31, 2021 and December 31, 2022.

(7)      Represents LTIP units that will cliff vest on May 18, 2028.

(8)      Represents the unvested portion of restricted shares of Class A common stock that will vest in equal installments on May 17, 2021 and May 17, 2022.

(9)      Represents RSUs subject to the achievement of a service condition and a market condition. Such RSUs are market-based awards and are subject to the achievement of hurdles relating to the Company’s absolute total stockholder return for the three-year period ending on December 31, 2022 and continued employment through such date. The number of market-based RSUs is based on the number of shares issuable upon achievement of the market-based metric at target. RSUs reflect the right to receive shares of Class A common stock, subject to the applicable vesting criteria.

(10)    Represents the unvested portion of restricted shares of Class A common stock granted on February 14, 2020 that will vest in equal installments on each of the first three anniversaries of the date of grant.

(11)    Represents the unvested portion of restricted shares of Class A common stock granted that will vest in equal installments on December 31, 2021 and December 31, 2022.

Employment Agreements of Our Current Named Executive Officers

We have entered into employment agreements with Messrs. Spodek, Garber and Klein. The principal terms of the employment agreements are summarized below.

Position

The employment agreement with Mr. Spodek provides that he will be employed as our chief executive officer. The employment agreement with Mr. Garber provides that he will be employed as our president, treasurer and secretary. The employment agreement with Mr. Klein provides that he will be employed as our chief financial officer. Each employment agreement provides that the executive will devote substantially all of his business time, attention and effort to our company’s affairs.

Term

The employment agreement of Messrs. Spodek and Garber have an initial term of three years, beginning upon the completion of our initial public offering on May 17, 2019. The employment agreement of Mr. Klein has an initial term of two years beginning January 1, 2021. At the end of the initial term (and any subsequent renewal period), the term of each employment agreement is automatically extended for a twelve-month period unless we or the executive has given written notice, at least ninety days before the expiration of the term, of an intention not to extend the term. However, if a change in control (as defined in our equity incentive plan) occurs during the term of the employment agreement, then the term will not expire before the first anniversary of the change in control. The employment agreements with each of Messrs. Spodek, Garber and Klein provide that they may be terminated prior to the expiration of the term as set forth in the respective employment agreement.

Compensation

The employment agreements provide that Messrs. Spodek’s, Garber’s and Klein’s initial annual base salaries will be $350,000, $290,000 and $275,000, respectively. The Board of Directors or the Corporate Governance and Compensation Committee may increase an executive’s annual base salary during the term of the executive’s employment agreement.

Each of the employment agreements also provides that the executive will have the opportunity to earn an annual bonus for performance during each year of the term, with a target of 125%, 112.5% and 110% of base salary for Messrs. Spodek, Garber and Klein, respectively. The Board of Directors or the Corporate Governance and Compensation Committee will determine the annual bonus that may be earned in each calendar year and will prescribe any individual or company performance goals and other requirements that must be satisfied in order for the annual bonus to be earned.

The employment agreements further provide that each executive will be eligible to participate in our equity incentive plan and our benefit plans and is entitled to four weeks’ paid time off in each calendar year.

Termination

The employment agreements with each of Messrs. Spodek, Garber and Klein provide that the executive’s employment may be terminated prior to the expiration of the term. The executive’s employment may be terminated by us with or without cause or on account of the executive’s disability. The executive may terminate his employment with or without good reason. The employment agreements terminate automatically upon the executive’s death.

Each of the employment agreements defines the term “cause” to be (i) the executive’s failure to perform a material duty as directed by the Board of Directors (other than a failure to perform by reason of the executive’s illness or injury), (ii) the executive’s material breach of an obligation in the employment agreement or a breach of a material written policy of our company (other than a breach by reason of the executive’s illness or injury), (iii) the executive’s breach of a duty to us, (iv) conduct by the executive that is demonstrably and materially injurious to us or (v) the executive’s conviction of, or plea of guilty or nolo contendre to a felony, a crime involving moral turpitude or fraud or dishonesty involving our assets. A termination of the executive may be with cause only if the Board of Directors gives the executive written notice of the reasons for termination and the executive fails to remedy or cure those reasons (if susceptible to correction), to the reasonable satisfaction of the Board of Directors, within thirty days after receipt of the notice.

The employment agreements provide that the executive may resign with good reason. Each employment agreement defines the term “good reason” to be (i) a material breach of the employment by us or a direction from the Board of Directors that the executive act or refrain from acting which in either case would be unlawful or contrary to our material written policies, (ii) a material diminution in the executive’s duties, functions and responsibilities (and our ceasing to be a reporting company under the Exchange Act, constitutes a material diminution in his duties, functions and responsibilities) or we prevent the executive from fulfilling or exercising his material duties, functions and responsibilities, (iii) a material reduction in the executive’s annual base salary or annual bonus opportunity, or (iv) a requirement that the executive relocate his employment more than fifty miles from our principal office in Cedarhurst, New York. A resignation by the executive will be with good reason only if the executive gives the Board of Directors written notice (delivered within ninety days after the executive knows of the event or action that he asserts constitutes good reason), the Board of Directors fails to remedy or cure the event or action, to the reasonable satisfaction of the executive, within thirty days after receipt of the executive’s notice and the executive resigns effective following the expiration of the cure period.

Payments Upon Termination

Each employment agreement provides the executive is entitled to receive the “standard termination benefits” upon the termination of employment for any reason. The “standard termination benefits” are (i) payment of any compensation (including base salary, annual bonus and accrued but unused vacation) that was earned but remains unpaid on the date of termination, (ii) payment of any business expenses owed to the executive; and (iii) any vested benefits due the executive under our deferred compensation, incentive or other benefit plans.

Each employment agreement provides that the executive is entitled to additional benefits upon a termination of employment by us without cause or upon the executive’s resignation with good reason; provided that the executive has timely executed and not revoked a release and waiver of claims in the form prescribed by us. The additional benefits are (i) a lump sum cash payment equal to three times (in the case of Mr. Spodek), one times (in the case of Mr. Garber) or 50% of one times (in the case of Mr. Klein) the sum of (x) the executive’s annual base salary for Messrs. Spodek, Garber and Mr. Klein and (y) the executive’s target annual bonus for the year in which employment ends for Messrs. Spodek, Garber and Klein; provided, that if the Board of Directors or the Corporate Governance and Compensation Committee have not established a “target” annual bonus prior to the executive’s termination, the target annual bonus for Messrs. Spodek and Garber will be equal to the executive’s annual base salary and 50% of the annual base salary for Mr. Klein, (ii) reimbursement of the premiums for COBRA coverage of the executive and his eligible dependents for 12 months for Messrs. Spodek and Garber and six months for Mr. Klein after termination or, if sooner, when the right to COBRA coverage ends, and (iii) all of the executive’s outstanding equity awards that are subject to time-based vesting shall vest in full.

Change in Control; Section 280G

The employment agreements do not provide for additional payments or benefits in the event of a change in control of our company, i.e., the employment agreements do not provide for additional or enhanced severance benefits if an executive’s employment is terminated in connection with a change in control. Nonetheless, the compensation and benefits provided under the employment agreements, especially the payments due upon a termination without cause or a resignation with good reason in connection with a change in control could constitute “parachute payments” under Section 280G of the Code, i.e., compensation or benefits payable on account of a change in control.

Section 280G of the Code has special rules that apply to “parachute payments.” If certain individuals receive parachute payments in excess of a safe harbor amount, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.

Each employment agreement and our equity incentive plan have a provision that addresses the treatment of “parachute payments.” If Messrs. Spodek, Garber or Klein is entitled to receive “parachute payments” that exceed the safe harbor amount prescribed by the Code, then the executive’s parachute payments (under the employment agreements and other plans and agreements) will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or the loss of deduction. The parachute payments will not be reduced, however, if the executive will receive greater after-tax benefits (taking into account the 20% excise tax payable by the executive) by receiving the total benefits.

Executive’s Covenants

The employment agreement with each of Messrs. Spodek, Garber and Klein prohibits the executive from engaging in competitive employment or business endeavors during the “restriction period” and also prohibit the executive, during the restriction period, from soliciting the employment of company employees or any tenant, leasing representative, property manager, vendor, customer or client of ours. The “restriction period” includes the period of the executive’s employment and continues following a termination of executive’s employment, other than a termination by us without cause or a resignation by the executive with good reason, until the earlier of the first anniversary of termination or the date on which a change in control (as defined in our equity incentive plan) occurs.

The employment agreements also require each of Messrs. Spodek, Garber and Klein to maintain the confidentiality of information about us during the term of employment and following a termination of employment.

Employee Stock Purchase Plan

We have adopted the Postal Realty Trust, Inc. 2019 Employee Stock Purchase Plan, or the ESPP, that allows our employees to purchase shares of our Class A common stock at a discount. A total of 100,000 shares of Class A common stock are reserved for sale and authorized for issuance under the ESPP. The Code permits us to provide up to a 15% discount on the lesser of the fair market value of such shares of stock at the beginning of the offering period and the code of the offering period.

Director Compensation

We made initial one-time grants of restricted shares of our Class A common stock to our non-employee directors upon completion of our initial public offering under our equity incentive plan in amounts equal to the following dollar amounts divided by the public offering price in this offering:

Mr. Donahoe	$250,000
Mr. Lefkowitz	$150,000
Ms. Gural-Senders	$25,000
Mr. Feingold	$25,000

These restricted shares of our Class A common stock will vest ratably over a three year period beginning on the first anniversary of the date of grant.

Additionally, each of our non-employee directors receive the following as compensation for services as a director, as applicable:

•        an annual cash retainer of $25,000;

•        an annual equity retainer of $50,000;

•        an additional annual cash retainer of $100,000 to our Independent Chairman of the Board;

•        an additional annual cash retainer of $20,000 to our Audit Committee chair;

•        an additional annual cash retainer of $10,000 to our Corporate Governance and Compensation Committee chair; and

•        an additional annual cash retainer of $5,000 to each member of a committee.

For the twelve months following completion of our initial public offering, each of our non-employee directors elected to receive restricted shares of our Class A common stock in lieu of the cash amounts described above that were issued upon completion of our initial public offering and will vest one year following issuance. The number of restricted shares of our Class A common stock issued was equal to the aggregate amount of the cash amounts described above divided by $17.00, the public offering price in our initial public offering. Because our non-employee directors elected to receive all of their cash retainers and other cash compensation as described above in the form of restricted shares of Class A common stock with a one year restriction period, the number of restricted shares of Class A common stock was increased by 20% under our Alignment of Interest Program.

Mr. Spodek, our chief executive officer, does not receive compensation for his service as a director. All members of our Board of Directors will be reimbursed for their reasonable costs and expenses incurred in attending our board meetings.

The following table sets forth information regarding 2020 compensation for each of our non-employee directors. The only fees earned or paid in cash to the directors in 2020 were related to their service as directors of the Company.

	Fees Earned in Cash
	Fees Paid in Cash(1)	Fees Paid in Stock(2)	Stock Awards		All Other Compensation	Total Compensation
Mr. Donahoe	$—	$86,226	$187,927	(3)	—	$274,153
Mr. Lefkowitz	$—	$32,967	$104,759	(4)	—	$137,726
Ms. Gural-Senders	$—	$19,645	$83,970	(5)	—	$103,615
Mr. Feingold	$—	$26,306	$94,365	(6)	—	$120,671

____________

(1)      Each non-employee director elected to acquire restricted shares of Class A common stock in lieu of cash fees for each annual period following the completion of our IPO.

(2)      Mr. Donahoe, Mr. Lefkowitz, Ms. Gural-Senders and Mr. Feingold were issued 9,178, 3,509, 2,091 and 2,800 restricted shares of Class A common stock, respectively, in the aggregate, in lieu of cash fees for the twelve-month period following the one year anniversary of our IPO. The amount above represents each non-employee directors’ prorated cash fees earned for the period from May 18, 2020 to December 31, 2020, which equal 5,733, 2,192, 1,306 and 1,749 restricted shares of Class A common stock granted to Mr. Donahoe, Mr. Lefkowitz, Ms. Gural-Senders and Mr. Feingold, respectively. In addition, pursuant to our Alignment of Interest Program described below, a non-employee director electing to receive restricted shares of Class A common stock in lieu of cash fees is entitled to additional restricted shares of Class A common stock in an amount based upon the duration of a restriction period as further described in Footnotes 3 to 6 below.

(3)      Includes: (i) 3,543 restricted shares of Class A common stock, representing equity awards to Mr. Donahoe that are subject to an three-year vesting schedule whereby one-third of such restricted shares of Class A common stock will vest on each anniversary of the date of grant, subject to continued service; (ii) 3,445 restricted shares of Class A common stock representing the remaining cash fees that Mr. Donahoe elected to receive in the form of restricted shares of Class A common stock (refer to Footnote 2); and (iii) an additional 5,507 restricted shares of Class A common stock in accordance with our Alignment of Interest Program, with such restricted shares of Class A common stock subject to a three-year restricted period. The amount shown in the table represents the grant date fair value determined in accordance with FASB ASC Topic 718. The aggregate number of restricted shares of Class A common stock outstanding at December 31, 2020, including those issued in lieu of cash fees, held by Mr. Donahoe was 40,611.

(4)      Includes; (i) 3,543 restricted shares of Class A common stock, representing equity awards to Mr. Lefkowitz that are subject to an three-year vesting schedule whereby one-third of such restricted shares of Class A common stock will vest on each anniversary of the date of grant, subject to continued service; (ii) 1,317 restricted shares of Class A common stock representing the remaining cash fees that Mr. Lefkowitz elected to receive in the form of restricted shares of Class A common stock (refer to Footnote 2); and (iii) an additional 2,105 restricted shares of Class A common stock in accordance with our Alignment of Interest Program, with such restricted shares of Class A common stock subject to a three-year restricted period. The amount shown in the table represents the grant date fair value determined in accordance with FASB ASC Topic 718. The aggregate number of restricted shares of Class A common stock outstanding at December 31, 2020, including those issued in lieu of cash fees, held by Mr. Lefkowitz was 24,451.

(5)      Includes: (i) 3,543 restricted shares of Class A common stock, representing equity awards to Ms. Gural-Senders that are subject to an three-year vesting schedule whereby one-third of such restricted shares of Class A common stock will vest on each anniversary of the date of grant, subject to continued service; (ii) 785 restricted shares of Class A common stock representing the remaining cash fees that Ms. Gural-Senders elected to receive in the form of restricted shares of Class A common stock (refer to Footnote 2); and (iii) an additional 1,255 restricted shares of Class A common stock in accordance with our Alignment of Interest Program, with such restricted shares of Class A common stock subject to a three-year restricted period. The amount shown in the table represents the grant date fair value determined in accordance with FASB ASC Topic 718. The aggregate number of restricted shares of Class A common stock outstanding at December 31, 2020, including those issued in lieu of cash fees, held by Mr. Gural-Senders was 13,419.

(6)      Includes: (i) 3,543 restricted shares of Class A common stock, representing equity awards to Mr. Feingold that are subject to an three-year vesting schedule whereby one-third of such restricted shares of Class A common stock will vest on each anniversary of the date of grant, subject to continued service; (ii) 1,051 restricted shares of Class A common stock representing the remaining cash fees that Mr. Feingold elected to receive in the form of restricted shares of Class A common stock (refer to Footnote 2); and (iii) an additional 1,680 restricted shares of Class A common stock in accordance with our Alignment of Interest Program, with such restricted shares of Class A common stock subject to a three-year restricted period. The amount shown in the table represents the grant date fair value determined in accordance with FASB ASC Topic 718. The aggregate number of restricted shares of Class A common stock outstanding at December 31, 2020, including those issued in lieu of cash fees, held by Mr. Feingold was 15,259.

Under our Alignment of Interest Program, in 2020 and 2019, each non-employee director had the opportunity to elect to take all or a portion of their cash retainers and other cash compensation in the form of LTIP units or restricted shares of our Class A common stock, or a mix of both. The number of LTIP units or restricted shares was determined on the same basis as for the named executive officers, with the number of LTIP units or restricted shares of Class A common stock granted determined on the basis of a multiple of the compensation deferred and the length of the restriction period selected by the director. Each director who made this election was awarded additional LTIP units or restricted shares Class A common stock, at no additional cost to the director, equal to (i) the number of LTIP units or restricted shares awarded in lieu of the cash retainer(s), multiplied by (ii) a restriction multiple determined by the restriction period the director elected, according to the following table:

Duration of Restriction Period	Restriction Multiple
1 year	0.2x
2 years	0.4x
3 years	0.6x

____________

(1)      The number of additional LTIP units or restricted shares of Class A common stock under the Alignment of Interest Program for 2020 and 2019 was equal to the original number of LTIP units or restricted shares of Class A common stock determined above multiplied by the restriction multiple based on the duration of the restriction period selected by the director.

The restriction period subjects the LTIP units or restricted shares of Class A common stock obtained in lieu of cash compensation, as applicable, and the additional LTIP units or restricted shares awarded based on the restriction multiple to the risk of forfeiture in the event a director voluntarily resigns or is no longer a director for any reason on the vesting date. During the restricted period, the restricted shares may not be sold, assigned, pledged or otherwise transferred. Accordingly, for example, if a non-employee director elects to receive LTIP units or restricted shares of Class A common stock in lieu of cash compensation that is equivalent in value to 1,000 shares of Class A common stock and the director elects a three-year restriction period, the non-employee director would receive the 1,000 LTIP units or restricted shares of Class A common stock in lieu of the director’s cash compensation plus 600 additional LTIP units or restricted shares of Class A common stock for electing to a three-year restriction period, resulting in receipt of a total of 1,600 LTIP units or restricted shares of Class A common stock, as applicable, all of which would be vest on the third anniversary of the date of grant if the director remains a director as of the vesting date. All of the LTIP units or restricted shares of Class A common stock granted however, would be forfeited if such non-employee director voluntarily resigns or is no longer a director for any reason on the vesting date. Subject to the risk of forfeiture and transfer restrictions, the non-employee directors will have the right to vote and receive dividends or other distributions on the unvested LTIP units and restricted shares of Class A common stock granted under the Alignment of Interest Program prior to vesting.

Equity Compensation Plan Information

The following table provides information as of December 31, 2020 with respect to shares of our Class A common stock that may be issued under our existing equity compensation plans, our equity incentive plan and our ESPP.

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (excluding column (a))(2)
Equity compensation plans approved by security holders	209,009	NA	860,593

____________

(1)      The weighted-average exercise price does not reflect the shares of Class A common stock for which LTIP units may be redeemed (assuming that they have first been converted into OP Units), since LTIP units have no exercise price. Other than LTIP units, there were no outstanding options, warrants or rights under our equity incentive plan as of December 31, 2020.

(2)      Includes 92,811 shares available for issuance under the ESPP. On January 4, 2021, 3,987 shares were issued for the purchase period of July 1, 2020 to December 31, 2020. The purchase price (and therefore the number of shares to be purchased) under the current purchase period ending June 30, 2021 will not be determined until the end of the purchase period.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Pursuant to Rule 14a-8, any stockholder desiring to make a proposal to be acted upon at the 2022 Annual Meeting of stockholders must present such proposal to the Company at its principal office in Cedarhurst, New York not later than December 31, 2021, in order for the proposal to be considered for inclusion in the Company’s proxy statement. The Company will not consider proposals received after December 31, 2021 for inclusion in the Company’s proxy materials for the Company’s 2022 Annual Meeting of stockholders.

A stockholder nomination of a person for election to our Board or a proposal for consideration at our 2022 Annual Meeting of Stockholders not intended to be included in our proxy statement pursuant to Rule 14a-8 must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. Pursuant to our Bylaws, we must receive timely notice of the nomination or other proposal in writing by not later than 5:00 p.m., Eastern Time, on December 31, 2021, nor earlier than December 1, 2021. However, in the event that the 2022 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of the date of the 2021 Annual Meeting of Stockholders, notice by the stockholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the meeting or the 10th day following the date of the first public announcement of the meeting.

Proposals should be sent via registered, certified or express mail to: 75 Columbia Avenue, Cedarhurst, NY 11516, Attention: Jeremy Garber, President, Treasurer and Secretary.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K was filed with the SEC on March 30, 2021 and is being mailed to stockholders along with this Proxy Statement. A copy of the Annual Report on Form 10-K filed with the SEC, exclusive of the exhibits thereto, may also be obtained from us, without charge, by a request in writing. We will also furnish any exhibit to the Annual Report on Form 10-K upon the payment of reasonable fees relating to our expenses in furnishing the exhibit. Such requests should be directed to PSTL, at our Cedarhurst address stated herein, and to the attention of the Secretary. Beneficial owners must include in their written requests a good faith representation that they were beneficial owners of our Common Stock on April 23, 2021. Such requests should be directed to us at 75 Columbia Avenue, Cedarhurst, NY 11516, Attention: Secretary.

The Notice of 2021 Annual Meeting of Stockholders, Proxy Statement and Annual Report to Stockholders are available on the financial information web page of our website: https://www.postalrealtytrust.com.

By order of the Board of Directors

Jeremy Garber
President, Treasurer and Secretary

April 30, 2021

EXHIBIT A: AMENDMENT NO. 2 TO THE EQUITY INCENTIVE PLAN

POSTAL REALTY TRUST, INC.
2019 EQUITY INCENTIVE PLAN

Amendment No. 2

THIS AMENDMENT NO. 2 (this “Amendment No. 2”) to the Postal Realty Trust, Inc. 2019 Equity Incentive Plan (the “Plan”) is made by Postal Realty Trust, Inc., a Maryland corporation (the “Company”), effective as of the Effective Date (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan.

WHEREAS, the Company previously adopted the Plan for the benefit of its eligible Participants;

WHEREAS, pursuant to Article XVI, the Company’s Board of Directors (the “Board”) may amend the Plan, provided that approval by the Company’s stockholders is required for any amendment to the Plan to the extent that such approval is required by law or the rules of any exchange on which the shares of Common Stock are listed, including an amendment that materially increases the aggregate number of shares of Common Stock that may be issued under the Plan;

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan as set forth herein; and

WHEREAS, this Amendment No. 2 shall become effective upon the approval of this Amendment by the Company’s stockholders at the annual meeting of stockholders held on June 18, 2021 (the date of such approval, the “Effective Date”).

NOW, THEREFORE, BE IT RESOLVED, the Plan is hereby amended as follows, effective as of the Effective Date:

1.      Aggregate Limit.

a.      The first sentence of Section 5.02(a) of the Plan is hereby deleted in its entirety and shall be replaced with the following:

The maximum aggregate number of shares of Common Stock that may be issued under this Plan pursuant to the exercise of Options and SARs, the grant of Stock Awards or Other Equity-Based Awards and the settlement of Performance Units and Incentive Awards is ten percent (10%) of the total number of fully diluted shares of Common Stock (including securities convertible into Common Stock, such as, but not limited to, units of the Operating Partnership, LTIP Units, and restricted stock units) outstanding on the last day of the immediately preceding fiscal year.

b.      Section 5.02(c) of the Plan is hereby deleted in its entirety and shall be replaced with the following:

The maximum number of shares of Common Stock that may be issued as incentive stock options is equal to the number of shares subject to the Plan as of the Effective Date of Amendment No. 2 and shall be subject to adjustment as provided in Article XII.

2.      Incorporation. This Amendment No. 2 shall be and is hereby incorporated in and forms a part of the Plan.

3.      Force and Effect. Except as otherwise set forth in this Amendment No. 2, the Plan shall remain in full force and effect.

POSTAL REALTY TRUST, INC. 75 COLUMBIA AVENUE CEDARHURST, NY 11516 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/17/2021 for shares held directly and by 11:59 P.M. ET on 06/15/2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/17/2021 for shares held directly and by 11:59 P.M. ET on 06/15/2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For all Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 01) Patrick R. Donahoe 02) Barry Lefkowitz 03) Jane Gural-Senders 04) Anton Feingold 05) Andrew Spodek The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. 3. Approve an amendment to the Company’s 2019 Incentive Plan. For Agianst Abstain NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please indicate if you plan to attend this meeting Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000514435_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com POSTAL REALTY TRUST, INC. Annual Meeting of Stockholders June 18, 2021 10:00 AM, Eastern Time This proxy is solicited on behalf of the Board of Directors The stockholder(s) hereby appoint(s) Jeremy Garber and Carrie Herz, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Postal Realty Trust, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders of Postal Realty Trust, Inc. to be held at 10:00 a.m., eastern time, on June 18, 2021, at the office of Postal Realty Trust, Inc., 75 Columbia Avenue, Cedarhurst, NY 11516, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side 0000514435_2 R1.0.0.177